OCIC SLF LLC

Supplemental Financial Information (Unaudited) as of and for the period ended September 30, 2026

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)
Consolidated Statement of Assets and Liabilities
(Amounts in thousands)

	September 30, 2026	December 31, 2025
Assets
Investments at fair value (amortized cost of $1,666,242 and $1,650,246, respectively)	$1,623,011	$1,626,107
Cash	68,633	58,827
Interest receivable	4,852	5,759
Receivable for investments sold	24,141	13,395
Prepaid expenses and other assets	139	61
Total Assets	$1,720,776	$1,704,149
Liabilities
Debt (net of unamortized debt issuance costs of $6,408 and $7,893, respectively)	$1,313,592	$1,312,107
Payable for investments purchased	76,383	44,839
Interest payable	14,471	15,890
Due to Advisor	403	—
Distribution payable	9,594	10,277
Accrued expenses and other liabilities	740	656
Total Liabilities	$1,415,183	$1,383,769
Members’ Equity
Members’ Equity	305,593	320,380
Total Members’ Equity	305,593	320,380
Total Liabilities and Members’ Equity	$1,720,776	$1,704,149

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Statements of Operations
(Amounts in thousands)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2026	2025	2026	2025
Investment Income
Investment income	$28,655	$32,719	$85,109	$98,694
Total Investment Income	28,655	32,719	85,109	98,694
Operating Expenses
Interest expense	$17,725	$22,901	$57,110	$65,190
Professional fees	1,336	772	3,139	2,412
Total Operating Expenses	19,061	23,673	60,249	67,602
Net Investment Income	$9,594	$9,046	$24,860	$31,092
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net change in unrealized gain (loss) on investments	8,308	3	(19,092)	(18,341)
Net realized gain (loss) on investments	(804)	(3,641)	(10,695)	(8,277)
Total Net Realized and Change in Unrealized Gain (Loss) on Investments	7,504	(3,638)	(29,787)	(26,618)
Net Increase (Decrease) in Members’ Equity Resulting from Operations	$17,098	$5,408	$(4,927)	$4,474

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments
As of September 30, 2026
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	% of Members’ Equity (9)
Debt Investments
Advertising and media
Discovery Global Holdings Inc(5)	First lien senior secured loan	S+	2.50%	06/2033	9,035	$9,013	$9,025
NEXSTAR MEDIA INC.(5)	First lien senior secured loan	S+	2.75%	03/2033	910	902	912
OUTFRONT MEDIA CAPITAL LLC(5)	First lien senior secured loan	S+	1.75%	09/2032	1,709	1,708	1,709
Paramount Skydance Corp(6)(8)	First lien senior secured loan	S+	2.75%	09/2033	10,540	10,512	10,511
Project Boost Purchaser, LLC (dba J.D. Power)(6)	First lien senior secured loan	S+	2.75%	07/2031	7,153	7,153	6,992
						29,288	29,149	9.5%
Aerospace and defense
Amentum Government Services Holdings LLC(5)	First lien senior secured loan	S+	1.75%	09/2031	3,477	$3,477	$3,469
American Airlines, Inc.(7)	First lien senior secured loan	S+	2.25%	02/2028	4,472	4,473	4,461
American Airlines, Inc.(6)	First lien senior secured loan	S+	2.75%	05/2032	2,121	2,121	2,120
American Airlines, Inc.(6)	First lien senior secured loan	S+	3.00%	05/2033	2,017	1,998	2,002
Arcline FM Holdings LLC(6)	First lien senior secured loan	S+	2.75%	06/2030	6,176	6,176	6,197
Avolon TLB Borrower 1 (US) LLC(5)	First lien senior secured loan	S+	1.75%	06/2030	1,980	1,981	1,979
BCPE Lightning Buyer, Inc(6)	First lien senior secured loan	S+	2.75%	09/2033	2,583	2,570	2,587
Bleriot US Bidco Inc.(6)	First lien senior secured loan	S+	2.25%	10/2030	7,133	7,115	7,127
Brown Group Holdings, LLC(5)	First lien senior secured loan	S+	2.25%	07/2031	11,397	11,398	11,406
CACI International, Inc.(5)	First lien senior secured loan	S+	1.75%	03/2033	3,582	3,575	3,574
Dynasty Acquisition Co., Inc. (dba StandardAero Limited)(5)	First lien senior secured loan	S+	2.00%	10/2031	6,074	6,077	6,085
Kaman Corporation(6)	First lien senior secured loan	S+	2.00%	02/2032	5,104	5,104	5,098
KBR, Inc(5)	First lien senior secured loan	S+	2.00%	01/2031	1,840	1,840	1,844
Mahseer Holdings LLC (dba PennAero)(6)	First lien senior secured loan	S+	3.25%	03/2033	5,365	5,365	5,369
Propulsion (BC) Finco S.A.R.L.(6)	First lien senior secured loan	S+	2.50%	12/2032	3,725	3,720	3,734
Signia Aerospace LLC(6)	First lien senior secured loan	S+	2.50%	12/2031	4,387	4,387	4,387
Transdigm Inc.(5)	First lien senior secured loan	S+	2.25%	03/2030	2,696	2,696	2,695
Transdigm Inc.(5)	First lien senior secured loan	S+	2.50%	02/2031	1,949	1,951	1,950
Transdigm Inc.(5)	First lien senior secured loan	S+	2.50%	01/2032	2,058	2,055	2,059
Transdigm Inc.(5)	First lien senior secured loan	S+	2.50%	08/2032	2,331	2,326	2,332
United Airlines, Inc.(5)	First lien senior secured loan	S+	1.75%	02/2031	1,636	1,636	1,633
VSE Corp(5)	First lien senior secured loan	S+	2.00%	05/2033	2,820	2,814	2,829
ZEUS US BIDCO LLC(6)	First lien senior secured loan	S+	2.75%	08/2033	1,534	1,530	1,532
						86,385	86,469	28.3%
Automotive services
Belron Finance US LLC(6)	First lien senior secured loan	S+	2.00%	10/2031	8,086	$8,086	$8,072
Mavis Tire Express Services Topco, Corp.(7)	First lien senior secured loan	S+	3.25%	05/2033	4,801	4,777	4,750
Mister Car Wash Holdings, Inc.(6)	First lien senior secured loan	S+	3.00%	03/2031	5,095	5,069	5,081
VALVOLINE INC(5)	First lien senior secured loan	S+	1.75%	12/2032	1,906	1,906	1,914
Wand Newco 3, Inc. (dba Caliber )(5)	First lien senior secured loan	S+	2.50%	01/2031	3,454	3,453	3,435
						23,291	23,252	7.6%
Buildings and real estate
American Builders & Contractors Supply Co., Inc.(5)	First lien senior secured loan	S+	1.75%	01/2031	3,456	3,466	3,459
American Residential Services, LLC(6)(8)	First lien senior secured loan	S+	2.75%	02/2032	5,732	5,718	5,718
ARCOSA INC(5)	First lien senior secured loan	S+	2.00%	10/2031	1,271	1,271	1,273
Beacon Roofing Supply, Inc. (dba QXO)(5)	First lien senior secured loan	S+	2.00%	04/2032	6164	6166	6106
Beacon Roofing Supply, Inc. (dba QXO)(5)	First lien senior secured loan	S+	2.00%	07/2033	4,118	4,108	4,074

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of September 30, 2026
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	% of Members’ Equity (9)
Construction Partners, Inc.(5)	First lien senior secured loan	S+	2.00%	11/2031	1,923	1,923	1,921
CoreLogic, Inc.(5)	First lien senior secured loan	S+	4.25%	07/2031	2,338	2,292	2,207
Cushman & Wakefield U.S. Borrower, LLC(5)	First lien senior secured loan	S+	2.25%	06/2033	7,767	7,765	7,762
EMRLD Borrower LP (dba Emerson)(6)	First lien senior secured loan	S+	2.25%	08/2031	1,551	1,551	1,550
EMRLD Borrower LP (dba Emerson)(6)	First lien senior secured loan	S+	2.25%	08/2031	1,551	1,551	1,550
Hunter Douglas Inc(6)	First lien senior secured loan	S+	3.00%	01/2032	3,197	3,177	3,198
Knife River Corporation(6)	First lien senior secured loan	S+	1.75%	03/2032	3,135	3,135	3,135
MIWD Holdco II LLC(5)	First lien senior secured loan	S+	2.75%	03/2031	1,279	1,280	1,250
Park River Holdings Inc(6)	First lien senior secured loan	S+	4.50%	03/2031	5,349	5,281	5,324
Quikrete Holdings, Inc.(5)	First lien senior secured loan	S+	2.25%	04/2031	2,593	2,593	2,591
Quikrete Holdings, Inc.(5)	First lien senior secured loan	S+	2.25%	02/2032	5,924	5,914	5,916
Starwood Property Mortgage, L.L.C.(5)	First lien senior secured loan	S+	1.75%	11/2027	1,929	1,926	1,923
Starwood Property Mortgage, L.L.C.(5)	First lien senior secured loan	S+	2.00%	09/2032	3,319	3,319	3,309
						67,450	67,275	22.0%
Business services
BrightView Landscapes, LLC(6)	First lien senior secured loan	S+	2.00%	06/2033	5,613	$5,599	$5,599
CCC Intelligent Solutions Inc(5)	First lien senior secured loan	S+	2.00%	01/2032	777	777	775
ConnectWise, LLC(6)	First lien senior secured loan	S+	3.50%	09/2028	1,178	1,183	1,157
DYCOM INDUSTRIES INC(5)	First lien senior secured loan	S+	1.75%	01/2033	1,673	1,669	1,680
IDEMIA Group SAS(6)	First lien senior secured loan	S+	4.25%	09/2028	7,798	7,814	7,755
Isotope FinCo 2 LLC(6)(8)	First lien senior secured loan	S+	2.50%	09/2033	3,801	3,791	3,791
Kaseya Inc.(6)	First lien senior secured loan	S+	3.25%	03/2032	6,958	6,932	5,781
MKS Instruments, Inc.(5)	First lien senior secured loan	S+	1.75%	02/2033	720	720	720
NVENT ELEC PUB LTD CO (dba Nvent Thermal LLC)(5)	First lien senior secured loan	S+	2.75%	01/2032	3,363	3,363	3,374
Ping Identity Holding Corp.(6)	First lien senior secured loan	S+	2.75%	11/2032	6,434	6,419	6,399
Pinnacle Buyer, LLC(6)	First lien senior secured loan	S+	2.50%	10/2032	8,860	8,843	8,883
Plano HoldCo, Inc. (dba Perficient)(6)(8)	First lien senior secured loan	S+	3.50%	10/2031	8,555	8,521	7,293
Plusgrade Inc.(6)	First lien senior secured loan	S+	3.50%	03/2031	9,062	12,132	12,348
Pye-Barker Fire & Safety, LLC(6)	First lien senior secured loan	S+	2.50%	12/2032	7,961	7,929	7,969
Red Planet Borrower, LLC (dba Liftoff Mobile)(5)	First lien senior secured loan	S+	3.75%	09/2032	6,461	6,403	6,477
Shift4 Payments, LLC(6)	First lien senior secured loan	S+	2.00%	07/2032	7,933	7,913	7,901
Sitel Worldwide Corp.(6)	First lien senior secured loan	S+	6.25%	03/2031	1,502	1,502	925
Tecta America Corp.(5)	First lien senior secured loan	S+	2.50%	02/2032	3,886	3,886	3,883
Vestis Corp(6)	First lien senior secured loan	S+	2.25%	02/2031	6,434	6,269	6,398
VM Consolidated, Inc.(5)	First lien senior secured loan	S+	2.00%	10/2032	2,562	2,556	2,486
XPLOR T1, LLC(6)(8)	First lien senior secured loan	S+	3.25%	12/2032	12,717	12,676	12,241
						116,714	113,653	37.2%
Chemicals
Advancion Holdings, LLC (fka Aruba Investments Holdings, LLC)(6)(8)	First lien senior secured loan	S+	5.50%	11/2030	7,535	7,145	7,233
Axalta Coating Systems US Holdings INC(6)	First lien senior secured loan	S+	1.75%	12/2029	2,298	2,301	2,297
Derby Buyer LLC (dba Delrin)(5)	First lien senior secured loan	S+	2.75%	11/2030	6,922	6,922	6,931
FORMULATIONS PARENT CORPORATION (dba Chase Corporation)(6)(8)	First lien senior secured loan	S+	4.00%	04/2032	3,190	3,194	3,166
H.B. Fuller Company(5)	First lien senior secured loan	S+	1.75%	02/2030	2,081	2,079	2,084
Ineos US Finance LLC(5)	First lien senior secured loan	S+	3.25%	02/2030	4,373	4,348	4,169
Ineos US Finance LLC(5)	First lien senior secured loan	S+	3.00%	02/2031	6,339	6,340	5,985

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of September 30, 2026
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	% of Members’ Equity (9)
Ineos US Petrochem LLC(5)	First lien senior secured loan	S+	3.75%	03/2030	8,303	8,182	6,797
MSOF BEACON LLC(6)	First lien senior secured loan	S+	2.50%	12/2032	5,444	5,431	5,456
Nouryon Finance B.V.(6)	First lien senior secured loan	S+	3.50%	07/2031	4,945	4,938	4,955
Quaker Chemical Corp(6)(8)	First lien senior secured loan	S+	1.75%	09/2033	3,087	3,081	3,080
Windsor Holdings III LLC(5)	First lien senior secured loan	S+	2.75%	08/2030	11,425	11,427	11,438
						65,388	63,591	20.8%
Consumer Products
ACP Tara Holdings, Inc. (dba Arcadia)(6)	First lien senior secured loan	S+	2.50%	12/2032	7,980	$7,980	$7,976
ASGN Incorporated(5)(8)	First lien senior secured loan	S+	1.75%	08/2030	662	643	631
BEP Intermediate Holdco, LLC (dba Buyers Edge Platform)(5)	First lien senior secured loan	S+	2.75%	04/2031	6,938	6,913	6,923
						15,536	15,530	5.1%
Containers and packaging
Berlin Packaging(6)	First lien senior secured loan	S+	3.25%	06/2031	10,937	$10,942	$10,848
Charter NEX US, Inc.(5)	First lien senior secured loan	S+	2.50%	11/2030	5,578	5,583	5,583
Clydesdale Acquisition Holdings, Inc. (dba Novolex)(5)	First lien senior secured loan	S+	3.25%	03/2032	8,582	8,529	8,412
Graham Packaging Company Inc(5)	First lien senior secured loan	S+	2.25%	01/2033	1,348	1,345	1,348
Plastipak Holdings Inc.(5)	First lien senior secured loan	S+	2.50%	09/2032	7,567	7,534	7,571
Pregis Topco LLC(5)	First lien senior secured loan	S+	3.75%	02/2029	6,870	6,860	6,904
ProAmpac PG Borrower LLC(6)	First lien senior secured loan	S+	4.00%	03/2033	7,972	7,858	7,950
Ring Container Technologies Group, LLC(5)	First lien senior secured loan	S+	2.50%	09/2032	5,283	5,273	5,291
SupplyOne, Inc.(5)	First lien senior secured loan	S+	3.50%	04/2031	10,506	10,508	10,508
Tricorbraun Holdings, Inc.(5)	First lien senior secured loan	S+	3.25%	03/2028	12,379	12,300	11,803
						76,732	76,219	24.9%
Distribution
AI Aqua Merger Sub, Inc. (dba Culligan)(5)	First lien senior secured loan	S+	2.50%	07/2033	6,725	$6,708	$6,713
Avient Corporation(6)	First lien senior secured loan	S+	1.75%	08/2029	1,092	1,096	1,099
BCPE Empire Holdings, Inc. (dba Imperial-Dade)(5)	First lien senior secured loan	S+	3.25%	12/2030	7,958	7,960	7,683
BCPE Empire Holdings, Inc. (dba Imperial-Dade)(5)	First lien senior secured loan	S+	3.50%	12/2032	2,278	2,247	2,185
Paint Intermediate III LLC (dba Wesco Group)(6)	First lien senior secured loan	S+	2.50%	10/2031	8,539	8,541	8,537
					26,592	26,552	26,217	8.6%
Education
Covista Inc.(6)(8)	First lien senior secured loan	S+	2.00%	03/2033	2,764	$2,764	$2,764
Renaissance Learning, Inc.(5)	First lien senior secured loan	S+	4.00%	04/2030	7,742	7,747	5,865
					10,506	10,511	8,629	2.8%
Energy equipment and services
AZZ Inc.(5)	First lien senior secured loan	S+	1.75%	05/2029	2,259	$2,262	$2,259
Brookfield WEC Holdings Inc.(5)	First lien senior secured loan	S+	2.00%	01/2031	6,772	6,772	6,765
Calpine Construction Finance Company(5)	First lien senior secured loan	S+	1.75%	07/2030	6,825	6,825	6,822
Centuri Group, Inc(5)	First lien senior secured loan	S+	2.00%	07/2032	2,013	2,013	2,014
COLOSSUS ACQUIRECO LLC(6)	First lien senior secured loan	S+	1.75%	01/2033	991	991	985
Fleet U.S. Bidco Inc.(7)(8)	First lien senior secured loan	S+	2.50%	02/2031	5,299	5,299	5,313
						24,162	24,158	7.9%

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of September 30, 2026
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	% of Members’ Equity (9)
Financial services
AllSpring Buyer(6)	First lien senior secured loan	S+	3.00%	11/2030	4,406	$4,405	$4,419
Ascensus Holdings, Inc.(5)	First lien senior secured loan	S+	3.00%	11/2032	6,264	6,246	6,200
BCPE Pequod Buyer, Inc. (dba Envestnet)(5)	First lien senior secured loan	S+	2.75%	11/2031	6,130	6,119	6,045
Beacon Pointe Harmony, LLC(6)(8)	First lien senior secured loan	S+	2.50%	08/2033	2,210	2,199	2,199
Chrysaor Bidco s.à r.l. (dba AlterDomus)(6)	First lien senior secured loan	S+	3.00%	10/2031	6,351	6,350	6,367
Cimpress USA Incorporated(5)(8)	First lien senior secured loan	S+	2.50%	06/2033	1,053	1,051	1,051
Citadel Securities, LP(6)	First lien senior secured loan	S+	2.00%	06/2033	1,465	1,464	1,467
Citco Funding LLC(6)	First lien senior secured loan	S+	2.00%	01/2033	7,598	7,584	7,598
Citrin Cooperman Advisors LLC(6)	First lien senior secured loan	S+	3.00%	04/2032	6,959	6,879	6,864
Cohnreznick Advisory LLC(6)	First lien senior secured loan	S+	3.25%	03/2032	6,793	6,774	6,723
Creative Planning, LLC(5)	First lien senior secured loan	S+	2.00%	05/2031	7,695	7,674	7,665
EP Wealth Advisors(6)	First lien senior secured loan	S+	2.50%	10/2032	—	—	—
First Eagle Holdings, Inc.(6)	First lien senior secured loan	S+	3.50%	08/2032	6,908	6,818	6,929
Focus Financial Partners, LLC(5)	First lien senior secured loan	S+	2.50%	09/2031	7,301	7,293	7,157
Grant Thornton Advisors LLC(5)	First lien senior secured loan	S+	2.75%	06/2031	6,173	6,102	5,920
Guggenheim Partners Investment Management Holdings, LLC(6)	First lien senior secured loan	S+	2.50%	11/2031	7,185	7,185	5,222
Kestra Advisor Services Holdings A, Inc.(6)	First lien senior secured loan	S+	2.75%	03/2031	6,822	6,822	6,748
MARINER WEALTH ADVISORS, LLC(6)	First lien senior secured loan	S+	2.25%	12/2030	2,332	2,332	2,329
OG Crimson Parent Inc(6)	First lien senior secured loan	S+	3.00%	09/2033	3,890	3,880	3,884
OneDigital Borrower LLC(5)	First lien senior secured loan	S+	3.00%	07/2031	9,801	9,800	9,671
Orion Advisor Solutions Inc(6)	First lien senior secured loan	S+	2.75%	09/2030	2,190	2,190	2,178
PPI Holding US INC. (dba Nuvei)(5)	First lien senior secured loan	S+	2.50%	11/2031	8,125	8,126	7,888
PUSHPAY USA INC(5)(8)	First lien senior secured loan	S+	3.75%	08/2031	306	306	276
Saphilux S.a.r.L. (dba IQ-EQ)(7)	First lien senior secured loan	S+	3.00%	07/2028	11,611	11,612	11,651
TMF Sapphire Bidco B.V.(6)	First lien senior secured loan	S+	3.25%	05/2033	4,315	4,313	4,323
Victory Capital Holdings Inc(6)	First lien senior secured loan	S+	1.75%	09/2032	3,630	3,628	3,572
						137,152	134,346	44.0%
Food and beverage
1011778 BC / NEW RED FIN (dba Restaurant Brands)(5)	First lien senior secured loan	S+	1.75%	09/2030	4,803	$4,809	$4,793
Aramark Services, Inc.(5)	First lien senior secured loan	S+	1.75%	06/2030	5,992	5,992	5,991
Aspire Bakeries Holdings, LLC(5)	First lien senior secured loan	S+	3.00%	12/2030	7,084	7,084	7,084
Balrog Acquisition, Inc. (dba Bakemark)(5)	First lien senior secured loan	S+	4.00%	09/2028	6,629	6,597	4,616
BCPE North Star US Holdco 2(6)	First lien senior secured loan	S+	4.25%	10/2033	5,912	5,823	5,850
Chobani LLC(5)	First lien senior secured loan	S+	2.25%	10/2032	4,504	4,504	4,503
Fiesta Purchaser, Inc. (dba Shearer's Foods)(5)	First lien senior secured loan	S+	2.75%	02/2031	8,143	8,147	8,033
FRONERI US INC(7)	First lien senior secured loan	S+	2.25%	09/2031	3,360	3,355	3,335
FRONERI US INC(7)	First lien senior secured loan	S+	2.50%	09/2032	5,194	5,185	5,161
IRB Holding Corp (dba Inspire Brands, Inc.)(5)	First lien senior secured loan	S+	2.50%	12/2030	6,124	6,154	6,116
Pegasus BidCo B.V.(6)	First lien senior secured loan	S+	2.50%	07/2032	10,754	10,754	10,748
Primo Brands Corporation(6)	First lien senior secured loan	S+	2.75%	03/2031	5,710	5,683	5,722
Raising Cane's Restaurants, LLC(5)	First lien senior secured loan	S+	2.00%	11/2032	7,221	7,208	7,120
Raising Cane's Restaurants, LLC(5)	First lien senior secured loan	S+	2.00%	06/2033	844	841	830
Red SPV, LLC(5)	First lien senior secured loan	S+	2.25%	03/2032	7,759	7,728	7,722
Savor Acquisition, Inc. (dba Sauer Brands)(6)	First lien senior secured loan	S+	3.00%	02/2032	4,366	4,359	4,377
Simply Good Foods USA, Inc.(6)	First lien senior secured loan	S+	2.00%	03/2030	4,206	4,200	4,182

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of September 30, 2026
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	% of Members’ Equity (9)
Snacking Investments US LLC (dba Arnott's Group)(6)	First lien senior secured loan	S+	2.50%	10/2032	3,787	3,787	3,795
Utz Quality Foods, LLC(6)	First lien senior secured loan	S+	2.50%	01/2032	2,630	2,630	2,630
Vital Bidco AB(6)	First lien senior secured loan	S+	3.50%	08/2033	5,634	5,578	5,577
Whatabrands LLC (dba Whataburger Restaurants LLC)(5)	First lien senior secured loan	S+	2.75%	08/2033	7,206	7,188	7,196
						117,606	115,381	37.8%
Healthcare equipment and services
Agiliti Health(6)(8)	First lien senior secured loan	S+	3.00%	05/2030	5,727	$5,680	$5,569
Argent Finco LLC(6)(8)	First lien senior secured loan	S+	2.50%	11/2032	2,095	2,090	2,100
Confluent Medical Technologies, Inc.(6)(8)	First lien senior secured loan	S+	3.00%	02/2029	6,452	6,437	6,448
Creek Parent Inc(5)(8)	First lien senior secured loan	S+	3.00%	08/2033	6,173	6,143	6,157
Curium BidCo S.A.R.L (dba Curium Pharma)(6)	First lien senior secured loan	S+	3.00%	08/2031	4,452	4,446	4,444
Global Medical Response, Inc.(5)	First lien senior secured loan	S+	2.75%	10/2032	5,014	5,014	5,010
Greatbatch Ltd.(6)	First lien senior secured loan	S+	2.50%	09/2033	7,030	7,030	7,019
Hologic Inc(6)	First lien senior secured loan	S+	2.25%	04/2033	10,282	10,258	10,119
LUMEXA IMAGING INC(6)	First lien senior secured loan	S+	2.50%	12/2032	2,432	2,432	2,435
Medline Borrower, LP(5)	First lien senior secured loan	S+	1.50%	05/2033	3,978	3,980	3,956
Natus Medical Incorporated(6)(8)	First lien senior secured loan	S+	5.25%	07/2029	1,810	1,744	1,801
NSM Top Holdings Corp. (dba National Seating & Mobility)(6)(8)	First lien senior secured loan	S+	4.25%	05/2029	4,914	4,904	4,926
Resonetics, LLC(6)	First lien senior secured loan	S+	2.75%	06/2031	2,130	2,129	2,107
Sharp Services, LLC(7)	First lien senior secured loan	S+	3.00%	09/2032	712	709	713
Zest Acquisition Corp.(6)(8)	First lien senior secured loan	S+	6.00%	02/2031	8,014	7,894	7,854
						70,890	70,658	23.1%

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of September 30, 2026
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	% of Members’ Equity (9)
Healthcare providers and services
CHG Healthcare Services, Inc.(5)	First lien senior secured loan	S+	3.00%	09/2031	5,547	$5,534	$5,531
CHG PPC Parent LLC(5)	First lien senior secured loan	S+	3.00%	12/2028	6,444	6,428	6,441
Concentra(5)	First lien senior secured loan	S+	1.75%	07/2031	2,085	2,085	2,082
Covetrus, Inc.(6)	First lien senior secured loan	S+	5.00%	10/2029	11,859	11,438	11,498
Electron Bidco Inc (dba ExamWorks)(5)	First lien senior secured loan	S+	2.50%	02/2033	1,426	1,426	1,429
Inizio Group Limited (dba UDG Healthcare)(6)	First lien senior secured loan	S+	4.25%	08/2028	5,676	5,663	5,534
LSCS Holdings, Inc.(6)	First lien senior secured loan	S+	4.50%	03/2032	11,238	11,181	11,140
Onex TSG Intermediate Corporation(6)	First lien senior secured loan	S+	3.25%	08/2032	3,303	3,303	3,302
Option Care Health, Inc(5)	First lien senior secured loan	S+	1.75%	09/2032	1,588	1,585	1,588
Pacific Dental Services, LLC(5)	First lien senior secured loan	S+	2.25%	03/2031	6,954	6,956	6,943
Pediatric Associates Holding Company, LLC(6)	First lien senior secured loan	S+	5.00%	12/2031	8,091	8,089	7,984
Phoenix Guarantor Inc(5)	First lien senior secured loan	S+	2.00%	02/2031	6,966	6,966	6,959
Phoenix Newco, Inc. (dba Parexel)(6)	First lien senior secured loan	S+	2.50%	12/2031	5,809	5,799	5,810
Physician Partners, LLC(6)(9)(10)	First lien senior secured loan	S+	1.50%	12/2029	3,771	2,987	3,779
Physician Partners, LLC(6)	First lien senior secured loan	S+	6.00%	12/2029	7,025	5,865	7,109
Puma Buyer LLC(6)(8)	First lien senior secured loan	S+	2.50%	09/2033	8,969	8,947	8,969
Select Medical Corp.(5)	First lien senior secured loan	S+	2.72%	12/2031	314	314	314
Select Medical Corp.(5)	First lien senior secured loan	S+	3.00%	12/2031	5,488	5,435	5,481
Soliant Lower Intermediate, LLC (dba Soliant)(7)	First lien senior secured loan	S+	3.75%	07/2031	8,312	8,250	6,386
Surgery Center Holdings, Inc.(5)	First lien senior secured loan	S+	2.50%	12/2030	899	900	898
WCG Intermediate Corp. (f/k/a Da Vinci Purchaser Corp.) (dba WCG)(5)	First lien senior secured loan	S+	2.75%	02/2032	5,337	5,338	5,323
						114,489	114,500	37.5%
Healthcare technology
AthenaHealth Group Inc(5)	First lien senior secured loan	S+	3.25%	02/2032	3,209	$3,172	$3,203
Certara(5)	First lien senior secured loan	S+	2.75%	06/2031	971	972	971
Cotiviti, Inc.(5)	First lien senior secured loan	S+	2.75%	03/2032	3,330	3,303	3,177
Cotiviti, Inc.(5)	First lien senior secured loan	S+	2.75%	05/2031	2,816	2,816	2,696
Ensemble RCM, LLC(6)	First lien senior secured loan	S+	3.00%	02/2033	4,065	4,061	4,065
Imprivata, Inc.(6)	First lien senior secured loan	S+	3.75%	12/2029	6,862	6,850	6,916
IQVIA, Inc.(6)	First lien senior secured loan	S+	1.75%	01/2031	91	91	92
PointClickCare Technologies, Inc.(6)	First lien senior secured loan	S+	2.75%	11/2031	6,351	6,347	6,327

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of September 30, 2026
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	% of Members’ Equity (9)
Project Ruby Ultimate Parent Corp. (dba Wellsky)(5)	First lien senior secured loan	S+	2.75%	03/2028	1,660	1,660	1,658
Radnet Management, Inc.(6)	First lien senior secured loan	S+	3.00%	11/2031	7,754	7,722	7,740
Radnet Management, Inc.(6)	First lien senior secured loan	S+	2.00%	04/2031	2,918	2,918	2,913
Southern Veterinary Partners, LLC(5)	First lien senior secured loan	S+	2.50%	12/2031	8,813	8,813	8,798
Waystar Technologies, Inc. (F/K/A Navicure, Inc.)(5)(8)	First lien senior secured loan	S+	2.00%	10/2029	4,093	4,096	4,083
Zelis Cost Management Buyer, Inc.(5)	First lien senior secured loan	S+	2.75%	09/2029	6,625	6,612	6,593
Zelis Cost Management Buyer, Inc.(5)	First lien senior secured loan	S+	3.25%	11/2031	3,642	3,629	3,622
						63,062	62,854	20.6%
Household products
Samsonite International S.A.(5)	First lien senior secured loan	S+	1.75%	11/2032	2,455	$2,444	$2,461
						2,444	2,461	0.8%
Human resource support services
AQ Carver Buyer, Inc. (dba CoAdvantage)(7)	First lien senior secured loan	S+	5.50%	08/2029	5,915	$5,904	$5,216
Dawn Bidco, LLC (dba Dayforce)(6)	First lien senior secured loan	S+	3.00%	10/2032	8,822	8,809	8,481
iSolved, Inc.(5)	First lien senior secured loan	S+	2.75%	10/2030	6,506	6,506	6,295
UKG Inc. (dba Ultimate Software)(6)	First lien senior secured loan	S+	2.25%	02/2031	7,865	7,864	7,621
						29,083	27,613	9.0%
Industrial
PATHFINDER PWR LLC(6)(8)	First lien senior secured loan	S+	2.00%	06/2033	2,915	$2,914	$2,910
						2,914	2,910	1.0%
Infrastructure and environmental services
Arcwood Environmental, Inc(6)(8)	First lien senior secured loan	S+	3.00%	04/2033	3,235	$3,220	$3,243
ASP Acuren Holdings, Inc.(5)	First lien senior secured loan	S+	2.50%	07/2031	2,460	2,460	2,465
Clean Harbors Inc(5)	First lien senior secured loan	S+	1.50%	09/2032	1,546	1,546	1,554
Core & Main LP(6)	First lien senior secured loan	S+	1.75%	02/2031	1,775	1,775	1,772
EnergySolutions LLC(6)	First lien senior secured loan	S+	2.75%	07/2033	5,634	5,620	5,632
Geosyntec Consultants, Inc.(5)	First lien senior secured loan	S+	3.00%	07/2031	7,428	7,428	7,440
GFL ENVIRONMENTAL HOLDINGS (US), INC.(5)	First lien senior secured loan	S+	2.00%	08/2033	2,734	2,734	2,735
GFL Environmental Services Inc.(6)	First lien senior secured loan	S+	2.50%	03/2032	6,557	6,551	6,557
Gulfside Supply, Inc. (dba Gulfeagle Supply)()	First lien senior secured loan	S+	3.00%	06/2031	5,710	5,662	4,750
Project Evergreen Buyer Inc(6)	First lien senior secured loan	S+	2.50%	09/2033	2,515	2,509	2,508
Trilon Group, LLC(6)	First lien senior secured loan	S+	3.50%	06/2033	5,465	5,439	5,466
						44,944	44,122	14.4%
Insurance
Acrisure, LLC(5)	First lien senior secured loan	S+	3.00%	11/2030	6,791	$6,437	$5,450
Acrisure, LLC(5)	First lien senior secured loan	S+	3.25%	06/2032	1,432	1,429	1,102
Alera Group, Inc.(5)	First lien senior secured loan	S+	2.75%	05/2032	3,807	3,807	3,705
Alliant Holdings Intermediate LLC(5)	First lien senior secured loan	S+	2.50%	09/2031	6,187	6,179	6,141
AmWINS Group, Inc.(5)	First lien senior secured loan	S+	2.00%	01/2032	7,569	7,569	7,464
Ardonagh Midco 3 PLC(6)	First lien senior secured loan	S+	3.00%	02/2031	5,226	5,226	5,170
Broadstreet Partners, Inc.(5)	First lien senior secured loan	S+	2.50%	06/2031	3,672	3,672	3,595
CFC USA 2025 LLC (dba CFC Insurance)(6)	First lien senior secured loan	S+	3.50%	07/2032	3,862	3,802	3,720
Hub International(6)	First lien senior secured loan	S+	2.25%	06/2030	4,655	4,655	4,652
IMA Financial Group, Inc.(5)	First lien senior secured loan	S+	3.25%	08/2033	5,764	5,735	5,765
Hyperion Refinance S.à r.l (dba Howden Group)(5)	First lien senior secured loan	S+	2.75%	04/2030	4,854	4,854	4,667
Hyperion Refinance S.à r.l (dba Howden Group)(5)	First lien senior secured loan	S+	2.75%	02/2031	7,378	7,377	7,089
Lockton Inc(6)(8)	First lien senior secured loan	S+	2.00%	05/2033	3,603	3,585	3,594

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of September 30, 2026
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	% of Members’ Equity (9)
Mitchell International, Inc.(5)	First lien senior secured loan	S+	3.00%	06/2031	6,072	6,021	5,958
Ryan Specialty Group LLC(5)	First lien senior secured loan	S+	2.00%	09/2031	1,810	1,807	1,807
Summit Acquisition Inc. (dba K2 Insurance Services)(5)	First lien senior secured loan	S+	3.50%	10/2031	1,962	1,962	1,962
TFP US Financing LLC(6)	First lien senior secured loan	S+	2.75%	08/2033	6,915	6,848	6,842
Trucordia Insurance Holdings, LLC(6)(8)	First lien senior secured loan	S+	3.25%	06/2032	13,224	13,196	12,216
Truist Insurance Holdings, LLC(6)	First lien senior secured loan	S+	2.75%	05/2031	4,888	4,880	4,790
USI, Inc.(6)	First lien senior secured loan	S+	2.25%	09/2030	3,171	3,172	3,168
						102,213	98,857	32.3%
Internet software and services
Avalara, Inc.(6)	First lien senior secured loan	S+	2.50%	03/2032	3,549	$3,545	$3,466
Barracuda Parent, LLC(6)	First lien senior secured loan	S+	4.50%	08/2029	5,399	5,288	3,768
Cloud Software Group, Inc.(6)	First lien senior secured loan	S+	3.25%	03/2031	9,359	9,359	8,867
Cloud Software Group, Inc.(6)	First lien senior secured loan	S+	3.25%	08/2032	2,273	2,273	2,151
Clover Holdings 2, LLC (dba Cohesity)(5)	First lien senior secured loan	S+	3.75%	12/2031	5,431	5,390	5,360
Delta TopCo, Inc. (dba Infoblox, Inc.)(6)	First lien senior secured loan	S+	2.75%	11/2029	10,674	10,632	10,431
Epicor(5)	First lien senior secured loan	S+	2.75%	05/2031	884	883	867
Gen Digital Inc(5)	First lien senior secured loan	S+	1.75%	04/2032	3,386	3,371	3,335
Genesys Cloud Services, Inc.(5)	First lien senior secured loan	S+	2.25%	01/2032	6,063	6,051	5,929
IGT Holding IV AB (dba IFS)(6)	First lien senior secured loan	S+	3.00%	09/2031	2,732	2,729	2,704
KnowBe4, Inc.(6)	First lien senior secured loan	S+	3.75%	07/2032	7,411	7,407	5,188
McAfee Corp.(5)	First lien senior secured loan	S+	3.00%	03/2029	4,434	4,434	4,042
Mitnick Corporate Purchaser, Inc.(6)	First lien senior secured loan	S+	4.75%	05/2029	2,957	2,844	575
PRESTIGE BRANDSDD(5)	First lien senior secured loan	S+	3.25%	02/2029	4,422	4,375	4,289
Project Alpha Intermediate Holding, Inc. (dba Qlik)(6)	First lien senior secured loan	S+	3.25%	10/2030	10,008	10,016	7,007
Proofpoint, Inc.(6)	First lien senior secured loan	S+	4.50%	08/2030	7,104	6,966	7,122
Quartz Acquireco, LLC (dba Qualtrics)(6)	First lien senior secured loan	S+	2.25%	06/2030	7,326	7,328	6,337
Sedgwick Claims Management Services, Inc.(5)	First lien senior secured loan	S+	2.50%	07/2031	5,494	5,495	5,466
SONICWALL US Holdings, Inc.(6)(8)	First lien senior secured loan	S+	5.00%	04/2030	10,267	10,137	3,594
Sophos Holdings, LLC(5)	First lien senior secured loan	S+	3.50%	03/2027	5,807	5,633	5,803
Sophos Holdings, LLC(6)	First lien senior secured loan	S+	5.25%	09/2029	747	725	747
SS&C(5)	First lien senior secured loan	S+	2.00%	05/2031	5,724	5,723	5,727
Starlight Parent, LLC (dba SolarWinds)(6)	First lien senior secured loan	S+	4.00%	04/2032	7,612	7,422	6,832
Storable, Inc.(5)	First lien senior secured loan	S+	3.25%	04/2031	6,622	5,814	5,701
UST Holdings, Ltd.(5)(8)	First lien senior secured loan	S+	3.00%	11/2028	4,675	4,676	4,605
VERDE PURCHASER LLC (dba Veritiv Corp)(6)	First lien senior secured loan	S+	4.00%	11/2030	8,423	8,402	8,348
VS Buyer LLC (dba Veeam Software)(6)	First lien senior secured loan	S+	2.25%	04/2031	8,890	8,868	8,640
						155,786	136,901	44.8%

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of September 30, 2026
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	% of Members’ Equity (9)
Investment funds and vehicle
Chicago US MidCo III, LP(5)	First lien senior secured loan	S+	2.50%	11/2032	7,712	$7,697	$7,643
Finco I, LLC(5)	First lien senior secured loan	S+	1.75%	06/2029	2,526	2,526	2,515
Grosvenor(5)	First lien senior secured loan	S+	2.25%	02/2030	2,170	2,170	2,174
JUPITER BORROWER INC (dba Janus Henderson)(6)	First lien senior secured loan	S+	2.75%	06/2033	867	5,546	5,571
						17,939	17,903	5.9%
Leisure and entertainment
Cedar Fair, L.P. (dba Six Flags Entertainment Corp)(5)	First lien senior secured loan	S+	2.00%	05/2031	4,007	$3,991	$3,897
Delta 2 (Lux) SARL (dba Formula One)(6)	First lien senior secured loan	S+	1.75%	09/2031	4,267	4,269	4,262
Live Nation Entertainment, Inc.(5)	First lien senior secured loan	S+	2.00%	10/2032	5,880	5,855	5,870
OakEagle AcquireCo Inc(6)	First lien senior secured loan	S+	3.50%	08/2033	8,173	8,053	8,228
						22,168	22,257	7.3%
Manufacturing
ALLIANCE LAUNDRY SYSTEMS LLC(6)	First lien senior secured loan	S+	2.00%	08/2031	4,793	$4,793	$4,789
Altar Bidco(5)	First lien senior secured loan	S+	3.35%	02/2029	0	17	0
Chariot Buyer LLC (dba Chamberlain Group)(5)	First lien senior secured loan	S+	2.75%	09/2032	555	555	553
CompoSecure Holdings, L.L.C.(6)	First lien senior secured loan	S+	2.25%	01/2033	4,520	4,518	4,507
DXP Enterprises, Inc.(5)	First lien senior secured loan	S+	3.25%	10/2030	10,644	10,648	10,693
Engineered Machinery Holdings, Inc. (dba Duravant)(6)	First lien senior secured loan	S+	2.75%	11/2032	9,745	9,737	9,755
Faraday Buyer, LLC (dba MacLean Power Systems)(6)	First lien senior secured loan	S+	2.50%	02/2033	6,400	6,385	6,384
Gates Global LLC(5)	First lien senior secured loan	S+	1.75%	11/2029	3,110	3,113	3,108
Gloves Buyer, Inc. (dba Protective Industrial Products)(5)	First lien senior secured loan	S+	3.75%	05/2032	3,152	3,152	3,152
Legence Holdings LLC(5)	First lien senior secured loan	S+	1.75%	12/2031	4,465	4,465	4,462
Legence Holdings LLC(7)(8)	First lien senior secured loan	S+	3.75%	10/2032	1,606	1,599	1,478
MADISON IAQ LLC(7)	First lien senior secured loan	S+	1.75%	05/2032	9,026	9,025	9,002
Pro Mach Group, Inc.(5)	First lien senior secured loan	S+	2.50%	10/2032	11,012	11,012	11,018
Spectris(6)	First lien senior secured loan	S+	2.75%	12/2032	6,788	6,775	6,797
Tega MC Australia Holdings Pty Ltd(6)	First lien senior secured loan	S+	3.50%	06/2033	3,903	3,866	3,915
VICTORY BUYER LLC (dba Vantage Elevator)(6)	First lien senior secured loan	S+	3.00%	02/2033	4,184	4,164	4,200
Watlow Electric Manufacturing Company(5)	First lien senior secured loan	S+	4.00%	03/2031	7,561	7,540	7,565
Watlow Electric Manufacturing Company(6)	First lien senior secured loan	S+	2.75%	06/2033	7,894	7,875	7,893
						99,240	99,271	32.5%
Pharmaceuticals
Alkermes, Inc(6)	First lien senior secured loan	S+	2.25%	08/2031	3,462	$3,462	$3,475
Amneal Pharmaceuticals LLC(6)	First lien senior secured loan	S+	2.50%	08/2032	9,228	9,214	9,263
BIOMARIN PHARMACEUTICAL(7)	First lien senior secured loan	S+	1.75%	04/2033	3,980	3,972	3,975
Elanco Animal Health Incorporated(5)	First lien senior secured loan	S+	1.75%	10/2032	2,721	2,703	2,719
Fortrea Holdings Inc.(6)	First lien senior secured loan	S+	3.50%	07/2030	5,155	5,164	5,131
Opal US LLC(6)	First lien senior secured loan	S+	2.50%	04/2032	2,273	2,278	2,280
PRESTIGE BRANDS(5)(8)	First lien senior secured loan	S+	2.00%	06/2033	1,949	1,945	1,954
					28,768	28,738	28,797	9.4%
Professional services
AlixPartners, LLP(5)	First lien senior secured loan	S+	2.00%	08/2032	4,707	$4,697	$4,686
Apex Group Treasury LLC(6)	First lien senior secured loan	S+	3.50%	02/2032	5,550	5,403	5,353
API GROUP DE INC(5)	First lien senior secured loan	S+	1.75%	05/2033	2,156	2,156	2,156
Camelot U.S. Acquisition 1 Co.(5)	First lien senior secured loan	S+	2.75%	01/2031	3,442	3,439	3,280
Corporation Service Company(5)	First lien senior secured loan	S+	2.00%	11/2029	4,711	4,711	4,699

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of September 30, 2026
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	% of Members’ Equity (9)
Element Materials Technology(6)	First lien senior secured loan	S+	3.50%	07/2029	4,356	4,361	4,358
Element Solutions, Inc.(5)	First lien senior secured loan	S+	1.75%	12/2030	2,783	2,789	2,785
First Advantage Holdings LLC(6)	First lien senior secured loan	S+	2.75%	10/2031	7,736	7,713	7,731
Genuine Financial Holdings, LLC(5)	First lien senior secured loan	S+	3.25%	09/2030	3,226	3,226	3,173
Red Ventures, LLC(5)	First lien senior secured loan	S+	2.50%	03/2030	1,492	1,524	1,402
Skopima Merger Sub Inc.(5)	First lien senior secured loan	S+	3.50%	05/2028	2,553	2,553	2,424
Vistage International, Inc.(6)	First lien senior secured loan	S+	3.75%	07/2029	9,504	9,503	9,314
						52,075	51,361	16.8%
Speciality Retail
ABG Intermediate Holdings 2 LLC(6)	First lien senior secured loan	S+	2.00%	09/2033	3,087	$3,064	$3,064
Chewy, Inc.(7)	First lien senior secured loan	S+	1.75%	06/2033	2,385	2,385	2,386
						5,449	5,450	1.8%
Telecommunications
Cable One, Inc.(5)	First lien senior secured loan	S+	2.00%	05/2028	972	$972	$753
Charter Communications Operating LLC(6)	First lien senior secured loan	S+	2.25%	12/2031	8,109	8,093	7,779
Cogeco Communications (USA) II L.P.(5)	First lien senior secured loan	S+	2.50%	09/2028	4,266	4,246	3,842
Eagle Broadband Investments, LLC (dba Mega Broadband Investments)(6)	First lien senior secured loan	S+	3.00%	11/2027	6,065	6,058	2,972
QTS THUNDER MANAGING ISSUER LLC(6)	First lien senior secured loan	S+	2.25%	07/2033	6,028	5,998	5,952
TTM Technologies, Inc.(6)(8)	First lien senior secured loan	S+	2.00%	09/2033	1,616	1,617	1,613
Virgin Media Bristol LLC(7)	First lien senior secured loan	S+	3.18%	03/2031	4,257	4,217	3,374
					31,313	31,201	26,285	8.6%
Transportation
AIT Worldwide Logistics Holdings, Inc.(6)	First lien senior secured loan	S+	4.25%	04/2033	8,403	$8,322	$8,406
Carrix, Inc.(6)	First lien senior secured loan	S+	2.00%	07/2033	3,920	3,911	3,912
Echo Global Logistics, Inc.(5)	First lien senior secured loan	S+	3.75%	11/2028	3,033	3,022	2,997
Echo Global Logistics, Inc.(5)	First lien senior secured loan	S+	4.50%	11/2028	904	875	898
First Student Bidco Inc(6)	First lien senior secured loan	S+	2.25%	08/2030	1,857	1,857	1,853
Genesee & Wyoming Inc.(6)	First lien senior secured loan	S+	1.75%	04/2031	1,381	1,378	1,377
KKR Apple Bidco, LLC(5)	First lien senior secured loan	S+	2.50%	09/2031	7,162	7,149	7,165
					26,660	26,514	26,608	8.7%

Total Misc.debt commitment (10)						$326	$334	0.7%
Total Debt Investments						$1,666,242	$1,623,011	531.0%

Equity Investments
Business services
Sitel Worldwide Corp.(6)	Common Units	S+	NA	NA	1,185	—	—	—%
Total Equity Investments						—	—
Total Investments						$1,666,242	$1,623,011	531.0%

(1)Unless otherwise indicated, OCIC SLF’s investments are pledged as collateral supporting the amounts outstanding under OCIC SLF's Debt Facilities.
(2)The amortized cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method.
(3)Unless otherwise indicated, all investments are considered Level 2 investments.

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of September 30, 2026
(Amounts in thousands)

(4)Unless otherwise indicated, loan contains a variable rate structure, which may be subject to an interest rate floor. Variable rate loans bear interest at a rate that is determined by reference to Secured Overnight Financing Rate (“SOFR” or “S”) (which can include one-, three-, six- or twelve-month SOFR) and which reset periodically based on the terms of the loan agreement.
(5)The interest rate on these loans is subject to 1 month SOFR, which as of September 30, 2026 was 3.91%.
(6)The interest rate on these loans is subject to 3 month SOFR, which as of September 30, 2026 was 4.08%.
(7)The interest rate on these loans is subject to 6 month SOFR, which as of September 30, 2026 was 4.27%.
(8)Level 3 investment.
(9)Totals presented may differ than actuals due to rounding.
(10)Position or portion thereof is a partially unfunded loan commitment. See below for more information on the Company’s commitments.

Portfolio Company	Commitment Type	Commitment Expiration date		Funded Commitment		Unfunded
						Commitment	Fair Value
BCPE Lightning Buyer, Inc	First lien senior secured delayed draw term loan	08/2028		$154		$590	$154
Beacon Pointe Harmony, LLC	First lien senior secured delayed draw term loan	10/2028	307	—	0	307	—
Carrix, Inc.	First lien senior secured delayed draw term loan	07/2028		—		784	—
Chicago US MidCo III, LP	First lien senior secured delayed draw term loan	10/2027		—		1151	—
Citrin Cooperman Advisors LLC	First lien senior secured delayed draw term loan	12/2027		—		339	—
First Eagle Holdings, Inc.	First lien senior secured delayed draw term loan	06/2027		—		1,188	—
Isotope FinCo 2 LLC	First lien senior secured delayed draw term loan	09/2033		—		608	—
Kaman Corporation	First lien senior secured delayed draw term loan	02/2031		—		592	—
OG Crimson Parent Inc	First lien senior secured delayed draw term loan	09/2033		—		589	(1)
Pinnacle Buyer, LLC	First lien senior secured delayed draw term loan	10/2032		—		1,713	—
Mahseer Holdings LLC (dba PennAero)	First lien senior secured delayed draw term loan	03/2033		—		867	—
Project Evergreen Buyer Inc	First lien senior secured delayed draw term loan	09/2033		—		811	(2)
Pye-Barker Fire & Safety, LLC	First lien senior secured delayed draw term loan	12/2027		183		1,165	183
Radnet Management, Inc.	First lien senior secured delayed draw term loan	10/2026		—		563	—
Savor Acquisition, Inc. (dba Sauer Brands)	First lien senior secured delayed draw term loan	02/2027		—		417	—
Signia Aerospace LLC	First lien senior secured delayed draw term loan	06/2028		—		154	—
Trilon Group, LLC	First lien senior secured delayed draw term loan	06/2028		—		299	—
ZEUS US BIDCO LLC	First lien senior secured delayed draw term loan	08/2026		—		397	—
Total Portfolio Company Commitments				$337		$12,534	$334

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments
As of December 31, 2025
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	% of Members’ Equity (9)
Debt Investments
Advertising and media
OUTFRONT MEDIA CAPITAL LLC(5)	First lien senior secured loan	S +	2.00%	09/2032	1,709	$1,707	$1,713
Project Boost Purchaser, LLC (dba J.D. Power)(6)	First lien senior secured loan	S +	2.75%	07/2031	7,207	7,207	7,222
						8,914	8,935	2.8%
Aerospace and defense
Amentum Government Services Holdings LLC(5)	First lien senior secured loan	S +	2.00%	09/2031	3,596	$3,590	$3,602
American Airlines, Inc.(6)	First lien senior secured loan	S +	1.75%	01/2027	331	329	330
American Airlines, Inc.(6)	First lien senior secured loan	S +	2.25%	02/2028	4,519	4,519	4,529
American Airlines, Inc.(6)	First lien senior secured loan	S +	3.25%	05/2032	2,138	2,117	2,147
Arcline FM Holdings LLC(6)	First lien senior secured loan	S +	2.75%	06/2030	6,216	6,216	6,233
Avolon TLB Borrower 1 (US) LLC(5)	First lien senior secured loan	S +	1.75%	06/2030	1,995	1,997	2,006
Bleriot US Bidco Inc.(6)	First lien senior secured loan	S +	2.50%	10/2030	3,827	3,827	3,844
Brown Group Holdings, LLC(5)	First lien senior secured loan	S +	2.75%	07/2031	11,466	11,464	11,518
Dynasty Acquisition Co., Inc. (dba StandardAero Limited)(5)	First lien senior secured loan	S +	2.00%	10/2031	5,384	5,381	5,402
Kaman Corporation(6)	First lien senior secured loan	S +	2.50%	02/2032	11,358	11,216	11,265
KBR, Inc(5)	First lien senior secured loan	S +	2.00%	01/2031	1,854	1,854	1,863
Propulsion (BC) Finco S.A.R.L.(6)	First lien senior secured loan	S +	2.50%	12/2032	3,143	3,135	3,156
Signia Aerospace LLC(6)	First lien senior secured loan	S +	2.75%	12/2031	4,361	4,361	4,372
Transdigm Inc.(5)	First lien senior secured loan	S +	2.25%	03/2030	2,717	2,717	2,724
Transdigm Inc.(5)	First lien senior secured loan	S +	2.50%	02/2031	1,964	1,966	1,971
Transdigm Inc.(5)	First lien senior secured loan	S +	2.50%	01/2032	2,074	2,070	2,082
Transdigm Inc.(5)	First lien senior secured loan	S +	2.50%	08/2032	2,349	2,343	2,358
United Airlines, Inc.(5)	First lien senior secured loan	S +	2.00%	02/2031	1,649	1,649	1,654
						70,751	71,056	22.0%
Automotive services
Belron Finance US LLC(6)	First lien senior secured loan	S +	2.25%	10/2031	8,147	$8,147	$8,188
Mister Car Wash Holdings, Inc.(5)	First lien senior secured loan	S +	2.50%	03/2031	3,347	3,347	3,356
PAI Holdco, Inc.(6)	First lien senior secured loan	S +	3.75%	10/2027	5,432	5,250	4,723
VALVOLINE INC(5)	First lien senior secured loan	S +	2.00%	12/2032	2,821	2,807	2,836
Wand Newco 3, Inc. (dba Caliber )(5)	First lien senior secured loan	S +	2.50%	01/2031	2,976	2,976	2,978
						22,527	22,081	6.9%
Buildings and real estate
American Builders & Contractors Supply Co., Inc.(5)	First lien senior secured loan	S +	1.75%	01/2031	3,482	$3,495	$3,494
American Residential Services, LLC(6)(8)	First lien senior secured loan	S +	2.75%	02/2032	5,776	5,774	5,790
ARCOSA INC(5)	First lien senior secured loan	S +	2.00%	10/2031	1,932	1,932	1,940
Beacon Roofing Supply, Inc. (dba QXO)(5)	First lien senior secured loan	S +	2.00%	04/2032	5,490	5,490	5,503
Construction Partners, Inc.(5)	First lien senior secured loan	S +	2.50%	11/2031	1,936	1,933	1,948
Core & Main LP(6)	First lien senior secured loan	S +	2.00%	02/2031	1,789	1,789	1,789

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of December 31, 2025
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	% of Members’ Equity (9)
Cushman & Wakefield U.S. Borrower, LLC(5)(8)	First lien senior secured loan	S +	2.75%	01/2030	6,778	6,777	6,812
Dodge Construction Network LLC(6)	First lien senior secured loan	S +	6.25%	01/2029	1,867	1,774	1,871
Dodge Construction Network LLC(6)(8)	First lien senior secured loan	S +	4.75%	02/2029	2,589	2,371	2,058
EMRLD Borrower LP (dba Emerson)(7)	First lien senior secured loan	S +	2.25%	08/2031	1,563	1,563	1,565
Hunter Douglas Inc(6)	First lien senior secured loan	S +	3.00%	01/2032	3,221	3,199	3,233
Knife River Corporation(6)	First lien senior secured loan	S +	2.00%	03/2032	3,158	3,163	3,169
MIWD Holdco II LLC(5)	First lien senior secured loan	S +	2.75%	03/2031	2,068	2,070	2,067
Park River Holdings Inc(6)	First lien senior secured loan	S +	4.50%	03/2031	5,376	5,298	5,402
Quikrete Holdings, Inc.(5)	First lien senior secured loan	S +	2.25%	04/2031	2,613	2,613	2,620
Quikrete Holdings, Inc.(5)	First lien senior secured loan	S +	2.25%	02/2032	5,969	5,956	5,986
Starwood Property Mortgage, L.L.C.(5)(8)	First lien senior secured loan	S +	1.75%	11/2027	1,944	1,939	1,939
Starwood Property Mortgage, L.L.C.(5)	First lien senior secured loan	S +	2.25%	09/2032	2,206	2,208	2,212
						59,344	59,398	18.5%
Business services
Boxer Parent Company Inc. (f/k/a BMC)(6)	First lien senior secured loan	S +	3.00%	07/2031	9,396	$9,419	$9,364
BrightView Landscapes, LLC(6)(8)	First lien senior secured loan	S +	2.00%	04/2029	3,919	3,919	3,919
CCC Intelligent Solutions Inc(5)	First lien senior secured loan	S +	2.00%	01/2032	783	783	785
ConnectWise, LLC(6)	First lien senior secured loan	S +	3.50%	09/2028	1,187	1,194	1,164
IDEMIA Group SAS(6)	First lien senior secured loan	S +	4.25%	09/2028	7,858	7,878	7,897
IGT Holding IV AB (dba IFS)(6)(8)	First lien senior secured loan	S +	3.00%	09/2031	1,065	1,065	1,070
Kaseya Inc.(5)	First lien senior secured loan	S +	3.00%	03/2032	7,011	6,982	7,011
Madison Safety & Flow LLC(5)	First lien senior secured loan	S +	2.50%	09/2031	2,136	2,136	2,149
MKS Instruments, Inc.(5)	First lien senior secured loan	S +	2.00%	08/2029	1,665	1,665	1,671
NVENT ELEC PUB LTD CO (dba Nvent Thermal LLC)(5)	First lien senior secured loan	S +	3.00%	01/2032	6,484	6,455	6,522
Ping Identity Holding Corp.(6)	First lien senior secured loan	S +	2.75%	11/2032	6,358	6,342	6,367
Pinnacle Buyer, LLC(6)	First lien senior secured loan	S +	2.50%	10/2032	8,883	8,861	8,911
Plano HoldCo, Inc. (dba Perficient)(6)(8)	First lien senior secured loan	S +	3.50%	10/2031	8,620	8,580	8,340
Plusgrade Inc.(5)	First lien senior secured loan	S +	3.50%	03/2031	9,133	9,133	9,133
Pye-Barker Fire & Safety, LLC(6)	First lien senior secured loan	S +	2.50%	12/2032	7,798	7,759	7,843
Red Planet Borrower, LLC (dba Liftoff Mobile)(5)	First lien senior secured loan	S +	4.00%	08/2032	8,370	8,288	8,377
Shift4 Payments, LLC(6)	First lien senior secured loan	S +	2.50%	06/2032	5,920	5,920	5,951
Sitel Worldwide Corp.(5)(8)	First lien senior secured loan	S +	3.75%	08/2028	5,339	5,288	2,082
Tecta America Corp.(5)	First lien senior secured loan	S +	2.75%	02/2032	12,884	12,884	12,921
Vestis Corp(6)	First lien senior secured loan	S +	2.25%	02/2031	6,517	6,326	5,947
VM Consolidated, Inc.(5)	First lien senior secured loan	S +	2.00%	10/2032	3,426	3,418	3,448
XPLOR T1, LLC(6)(8)	First lien senior secured loan	S +	3.50%	12/2032	13,980	13,930	13,980
						138,225	134,852	42.1%

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of December 31, 2025
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	% of Members’ Equity (9)
Chemicals
Advancion Holdings, LLC (fka Aruba Investments Holdings, LLC)(5)(8)	First lien senior secured loan	S +	4.75%	11/2027	7,318	$7,209	$6,688
Axalta Coating Systems US Holdings INC(6)	First lien senior secured loan	S +	1.75%	12/2029	871	871	873
Derby Buyer LLC (dba Delrin)(5)	First lien senior secured loan	S +	3.00%	11/2030	1,691	1,700	1,695
FORMULATIONS PARENT CORPORATION (dba Chase Corporation)(6)	First lien senior secured loan	S +	4.00%	04/2032	3,214	3,218	3,202
H.B. Fuller Company(5)	First lien senior secured loan	S +	1.75%	02/2030	1,731	1,726	1,733
Ineos US Finance LLC(5)	First lien senior secured loan	S +	3.25%	02/2030	4,407	4,377	3,553
Ineos US Finance LLC(5)	First lien senior secured loan	S +	3.00%	02/2031	7,388	7,388	5,901
Ineos US Petrochem LLC(5)	First lien senior secured loan	S +	4.25%	04/2029	2,500	2,364	1,750
Ineos US Petrochem LLC(5)	First lien senior secured loan	S +	3.75%	03/2030	8,334	8,304	5,640
MSOF BEACON LLC(5)(8)	First lien senior secured loan	S +	3.00%	12/2032	5,471	5,457	5,498
Nouryon Finance B.V.(7)	First lien senior secured loan	S +	3.25%	04/2028	8,730	8,728	8,723
Windsor Holdings III LLC(5)	First lien senior secured loan	S +	2.75%	08/2030	11,512	11,513	11,528
						62,855	56,784	17.7%
Consumer Products
ACP Tara Holdings, Inc. (dba Arcadia)(6)(8)	First lien senior secured loan	S +	3.25%	12/2032	8,020	$8,001	$8,060
ASGN Incorporated(5)	First lien senior secured loan	S +	1.75%	08/2030	311	313	312
BEP Intermediate Holdco, LLC (dba Buyers Edge Platform)(5)(8)	First lien senior secured loan	S +	2.75%	04/2031	4,666	4,666	4,701
HomeServe USA Holding Corp.(5)	First lien senior secured loan	S +	2.00%	10/2030	4,663	4,668	4,665
Novelis Inc(6)	First lien senior secured loan	S +	1.75%	03/2032	3,726	3,730	3,738
						21,378	21,476	6.7%
Containers and packaging
Berlin Packaging(5)	First lien senior secured loan	S +	3.25%	06/2031	11,020	$11,030	$11,041
Charter NEX US, Inc.(5)	First lien senior secured loan	S +	2.75%	11/2030	2,758	2,758	2,762
Clydesdale Acquisition Holdings, Inc. (dba Novolex)(5)	First lien senior secured loan	S +	3.25%	03/2032	9,903	9,835	9,890
Plastipak Holdings Inc.(5)	First lien senior secured loan	S +	2.50%	09/2032	11,605	11,549	11,630
Plaze, Inc.(5)(8)	First lien senior secured loan	S +	3.75%	08/2026	6,297	6,255	5,793
Pregis Topco LLC(5)	First lien senior secured loan	S +	4.00%	02/2029	6,922	6,907	6,975
ProAmpac PG Borrower LLC(6)	First lien senior secured loan	S +	4.00%	09/2028	12,312	12,315	12,320
Ring Container Technologies Group, LLC(5)	First lien senior secured loan	S +	2.50%	09/2032	1,988	2,001	1,993
SupplyOne, Inc.(5)	First lien senior secured loan	S +	3.50%	04/2031	9,586	9,582	9,599
Tricorbraun Holdings, Inc.(5)	First lien senior secured loan	S +	3.25%	03/2028	12,231	12,154	11,811
						84,386	83,814	26.2%
Distribution
AI Aqua Merger Sub, Inc. (dba Culligan)(6)	First lien senior secured loan	S +	3.00%	07/2028	8,993	$8,997	$9,009
Aramsco, Inc.(6)(8)	First lien senior secured loan	S +	4.75%	10/2030	7,911	7,789	5,300
Avient Corporation(6)	First lien senior secured loan	S +	1.75%	08/2029	1,523	1,530	1,531
BCPE Empire Holdings, Inc. (dba Imperial-Dade)(5)	First lien senior secured loan	S +	3.25%	12/2030	13,754	13,753	13,588
BradyPLUS Holdings, LLC (f/k/a BradyIFS Holdings, LLC)(6)	First lien senior secured loan	S +	3.50%	12/2030	2,290	2,256	2,263

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of December 31, 2025
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	% of Members’ Equity (9)
Paint Intermediate III LLC (dba Wesco Group)(6)	First lien senior secured loan	S +	3.00%	10/2031	9,837	9,801	9,875
						44,126	41,566	13.0%
Education
Ellucian Holdings Inc. (f/k/a Sophia, L.P.)(5)	First lien senior secured loan	S +	2.75%	10/2029	676	$676	$679
Renaissance Learning, Inc.(5)	First lien senior secured loan	S +	4.00%	04/2030	12,243	12,246	10,663
Spring Education Group, Inc. (fka SSH Group Holdings, Inc.)(6)	First lien senior secured loan	S +	3.25%	10/2030	6,681	6,681	6,709
						19,603	18,051	5.6%
Energy equipment and services
AZZ Inc.(5)	First lien senior secured loan	S +	1.75%	05/2029	2,528	$2,532	$2,535
Brookfield WEC Holdings Inc.(5)	First lien senior secured loan	S +	2.00%	01/2031	4,619	4,619	4,625
Calpine Construction Finance Company(5)	First lien senior secured loan	S +	1.75%	07/2030	6,825	6,825	6,829
Calpine Corporation(5)	First lien senior secured loan	S +	1.75%	01/2031	5,030	5,020	5,030
Calpine Corporation(5)	First lien senior secured loan	S +	1.75%	02/2032	3,482	3,475	3,480
Centuri Group, Inc(5)	First lien senior secured loan	S +	2.25%	07/2032	2,013	2,013	2,019
Fleet U.S. Bidco Inc.(7)(8)	First lien senior secured loan	S +	2.75%	02/2031	13,145	13,155	13,191
						37,639	37,709	11.8%
Financial services
AllSpring Buyer(6)	First lien senior secured loan	S +	3.00%	11/2030	3,440	$3,433	$3,456
Ascensus Holdings, Inc.(5)	First lien senior secured loan	S +	3.00%	11/2032	5,589	5,575	5,580
BCPE Pequod Buyer, Inc. (dba Envestnet)(5)	First lien senior secured loan	S +	3.00%	11/2031	6,311	6,298	6,321
Boost Newco Borrower, LLC (dba WorldPay)(6)	First lien senior secured loan	S +	2.00%	01/2031	9,895	9,895	9,901
Chrysaor Bidco s.à r.l. (dba AlterDomus)(6)	First lien senior secured loan	S +	3.25%	10/2031	5,537	5,534	5,572
Citco Funding LLC(5)	First lien senior secured loan	S +	2.75%	04/2028	6,263	6,255	6,300
Citrin Cooperman Advisors LLC(6)	First lien senior secured loan	S +	3.00%	04/2032	4,351	4,333	4,362
Cohnreznick Advisory LLC(6)	First lien senior secured loan	S +	3.50%	03/2032	4,608	4,592	4,622
Creative Planning, LLC(5)	First lien senior secured loan	S +	2.00%	05/2031	7,754	7,730	7,768
EP Wealth Advisors, LLC(6)	First lien senior secured loan	S +	3.00%	10/2032	2,059	2,054	2,064
First Eagle Holdings, Inc.(6)	First lien senior secured loan	S +	3.50%	08/2032	6,517	6,417	6,504
Focus Financial Partners, LLC(5)	First lien senior secured loan	S +	2.50%	09/2031	7,493	7,486	7,503
Grant Thornton Advisors LLC(5)	First lien senior secured loan	S +	2.75%	06/2031	5,097	5,083	5,104
Guggenheim Partners Investment Management Holdings, LLC(6)	First lien senior secured loan	S +	2.50%	11/2031	7,240	7,220	7,264
Kestra Advisor Services Holdings A, Inc.(5)	First lien senior secured loan	S +	3.00%	03/2031	7,202	7,208	7,209
MARINER WEALTH ADVISORS, LLC(6)	First lien senior secured loan	S +	2.50%	12/2030	2,350	2,350	2,360
OneDigital Borrower LLC(5)	First lien senior secured loan	S +	3.00%	07/2031	9,876	9,875	9,889
Orion Advisor Solutions Inc(6)	First lien senior secured loan	S +	3.25%	09/2030	7,467	7,467	7,510
Orion US Finco Inc. (dba OSTTRA)(5)	First lien senior secured loan	S +	3.50%	05/2032	1,729	1,721	1,736
PPI Holding US INC. (dba Nuvei)(5)	First lien senior secured loan	S +	2.50%	11/2031	8,187	8,187	8,189
PUSHPAY USA INC(7)(8)	First lien senior secured loan	S +	3.75%	08/2031	4,185	4,185	4,164
Saphilux S.a.r.L. (dba IQ-EQ)(7)	First lien senior secured loan	S +	3.00%	07/2028	14,725	14,724	14,807

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of December 31, 2025
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	% of Members’ Equity (9)
Paint Intermediate III LLC (dba Wesco Group)(6)	First lien senior secured loan	S +	3.00%	10/2031	9,837	9,801	9,875
TMF Sapphire Bidco B.V. (6)	First lien senior secured loan	S +	2.75%	05/2028	2,146	2,146	2,155
Victory Capital Holdings Inc(6)	First lien senior secured loan	S +	2.00%	09/2032	3,656	3,651	3,672
						143,419	144,012	45.0%
Food and beverage
1011778 BC / NEW RED FIN (dba Restaurant Brands)(5)	First lien senior secured loan	S +	1.75%	09/2030	4,842	$4,846	$4,843
Aramark Services, Inc.(5)	First lien senior secured loan	S +	1.75%	06/2030	6,135	6,135	6,148
Aspire Bakeries Holdings, LLC(5)	First lien senior secured loan	S +	3.50%	12/2030	6,761	6,762	6,782
Balrog Acquisition, Inc. (dba Bakemark)(5)	First lien senior secured loan	S +	4.00%	09/2028	6,682	6,636	5,529
Chobani LLC(5)	First lien senior secured loan	S +	2.25%	10/2032	4,538	4,538	4,557
Fiesta Purchaser, Inc. (dba Shearer's Foods)(5)	First lien senior secured loan	S +	2.75%	02/2031	8,205	8,209	8,193
FRONERI US INC(7)	First lien senior secured loan	S +	2.25%	09/2031	3,385	3,379	3,381
FRONERI US INC(6)	First lien senior secured loan	S +	2.25%	09/2032	6,741	6,726	6,738
IRB Holding Corp (dba Inspire Brands, Inc.)(5)	First lien senior secured loan	S +	2.50%	12/2030	7,192	7,231	7,206
Pegasus BidCo B.V.(6)	First lien senior secured loan	S +	2.75%	07/2029	9,574	9,574	9,587
Raising Cane's Restaurants, LLC(5)	First lien senior secured loan	S +	2.00%	11/2032	6,959	6,942	6,972
Red SPV, LLC(5)	First lien senior secured loan	S +	2.25%	03/2032	7,818	7,782	7,815
Savor Acquisition, Inc. (dba Sauer Brands)(6)	First lien senior secured loan	S +	3.00%	02/2032	4,399	4,390	4,414
Savor Acquisition, Inc. (dba Sauer Brands)(6)	First lien senior secured delayed draw term loan	S +	3.00%	02/2032	—	—	—
Simply Good Foods USA, Inc.(5)	First lien senior secured loan	S +	2.00%	03/2030	4,260	4,250	4,274
Snacking Investments US LLC (dba Arnott's Group)(6)	First lien senior secured loan	S +	3.00%	10/2032	3,806	3,797	3,825
Utz Quality Foods, LLC(6)	First lien senior secured loan	S +	2.50%	01/2032	2,630	2,630	2,640
Whatabrands LLC (dba Whataburger Restaurants LLC)(5)	First lien senior secured loan	S +	2.50%	08/2028	3,461	3,468	3,470
						97,295	96,374	30.1%
Healthcare equipment and services
Agiliti Health(6)	First lien senior secured loan	S +	3.00%	05/2030	5,016	$4,978	$4,903
Argent Finco LLC(6)(8)	First lien senior secured loan	S +	3.00%	11/2032	2,095	2,090	2,106
Azalea TopCo, Inc. (dba Press Ganey)(5)	First lien senior secured loan	S +	3.00%	04/2031	4,058	4,060	4,063
Confluent Medical Technologies, Inc.(6)(8)	First lien senior secured loan	S +	3.00%	02/2029	6,500	6,500	6,533
Curium BidCo S.A.R.L (dba Curium Pharma)(6)	First lien senior secured loan	S +	3.00%	08/2031	6,143	6,128	6,194
Global Medical Response, Inc.(6)	First lien senior secured loan	S +	3.50%	10/2032	6,519	6,503	6,556
LUMEXA IMAGING INC(6)(8)	First lien senior secured loan	S +	3.00%	12/2032	2,444	2,438	2,457
Medline Borrower, LP(5)	First lien senior secured loan	S +	1.75%	10/2030	4,506	4,502	4,520
Natus Medical Incorporated(6)(8)	First lien senior secured loan	S +	5.25%	07/2029	1,810	1,729	1,801
NSM Top Holdings Corp. (dba National Seating & Mobility)(6)(8)	First lien senior secured loan	S +	4.25%	05/2029	4,951	4,938	4,963
Resonetics, LLC(6)	First lien senior secured loan	S +	2.75%	06/2031	2,671	2,671	2,674
Sharp Services, LLC(6)	First lien senior secured loan	S +	3.00%	09/2032	717	714	719

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of December 31, 2025
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	% of Members’ Equity (9)
Zest Acquisition Corp.(6)(8)	First lien senior secured loan	S +	5.25%	02/2028	7,886	7,909	7,709
						55,160	55,198	17.2%
Healthcare providers and services
CHG Healthcare Services, Inc.(6)	First lien senior secured loan	S +	2.75%	09/2028	1,806	$1,810	$1,813
CHG PPC Parent LLC(5)(8)	First lien senior secured loan	S +	3.00%	12/2028	6,495	6,474	6,511
Concentra(5)	First lien senior secured loan	S +	2.00%	07/2031	2,219	2,219	2,233
Covetrus, Inc.(6)(8)	First lien senior secured loan	S +	5.00%	10/2029	11,951	11,425	11,114
Electron Bidco Inc (dba ExamWorks)(5)	First lien senior secured loan	S +	2.50%	11/2028	1,430	1,430	1,436
Inizio Group Limited (dba UDG Healthcare)(6)(8)	First lien senior secured loan	S +	4.25%	08/2028	6,669	6,644	6,486
LSCS Holdings, Inc.(6)	First lien senior secured loan	S +	4.50%	03/2032	10,642	10,591	10,406
Onex TSG Intermediate Corporation(6)	First lien senior secured loan	S +	3.75%	08/2032	3,618	3,600	3,636
Option Care Health, Inc(5)	First lien senior secured loan	S +	1.75%	09/2032	1,601	1,597	1,609
Pacific Dental Services, LLC(5)	First lien senior secured loan	S +	2.50%	03/2031	7,036	7,036	7,059
Pediatric Associates Holding Company, LLC(6)(8)	First lien senior secured loan	S +	4.50%	12/2028	2,960	2,864	2,960
Pediatric Associates Holding Company, LLC(6)	First lien senior secured loan	S +	3.25%	12/2028	7,738	7,472	7,553
Phoenix Guarantor Inc(5)	First lien senior secured loan	S +	2.50%	02/2031	7,110	7,110	7,140
Phoenix Newco, Inc. (dba Parexel)(5)	First lien senior secured loan	S +	2.75%	12/2031	12,423	12,392	12,456
Physician Partners, LLC(6)(8)	First lien senior secured loan	S +	6.00%	12/2029	11,967	9,222	8,657
Select Medical Corp.(5)	First lien senior secured loan	S +	2.00%	12/2031	317	317	316
Soliant Lower Intermediate, LLC (dba Soliant)(7)	First lien senior secured loan	S +	3.75%	07/2031	8,312	8,242	6,670
Surgery Center Holdings, Inc.(5)	First lien senior secured loan	S +	2.50%	12/2030	4,102	4,092	4,116
WCG Intermediate Corp. (f/k/a Da Vinci Purchaser Corp.) (dba WCG)(5)	First lien senior secured loan	S +	3.00%	02/2032	7,691	7,657	7,702
						112,194	109,873	34.3%
Healthcare technology
Certara(5)(8)	First lien senior secured loan	S +	2.75%	06/2031	803	$803	$809
Cotiviti, Inc.(5)	First lien senior secured loan	S +	2.75%	03/2032	3,356	3,324	3,215
Cotiviti, Inc.(5)	First lien senior secured loan	S +	2.75%	05/2031	2,837	2,837	2,722
Ensemble RCM, LLC(6)	First lien senior secured loan	S +	3.00%	08/2029	2,024	2,015	2,033
Imprivata, Inc.(6)	First lien senior secured loan	S +	3.00%	12/2027	5,459	5,459	5,475
IQVIA, Inc.(6)	First lien senior secured loan	S +	1.75%	01/2031	92	92	93
PointClickCare Technologies, Inc.(6)	First lien senior secured loan	S +	2.75%	11/2031	6,590	6,590	6,592
Project Ruby Ultimate Parent Corp. (dba Wellsky)(5)	First lien senior secured loan	S +	2.75%	03/2028	1,673	1,673	1,676
Raven Acquisition Holdings, LLC (dba R1 RCM)(5)	First lien senior secured loan	S +	3.00%	11/2031	7,294	7,263	7,314
Raven Acquisition Holdings, LLC (dba R1 RCM)(6)	First lien senior secured loan	S +	2.25%	04/2031	2,227	2,227	2,233
Southern Veterinary Partners, LLC(6)	First lien senior secured loan	S +	2.50%	12/2031	11,256	11,256	11,238
Waystar Technologies, Inc. (F/K/A Navicure, Inc.)(5)(8)	First lien senior secured loan	S +	2.00%	10/2029	3,478	3,478	3,495

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of December 31, 2025
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	% of Members’ Equity (9)
Zelis Cost Management Buyer, Inc.(5)	First lien senior secured loan	S +	2.75%	09/2029	6,676	6,660	6,604
Zelis Cost Management Buyer, Inc.(5)	First lien senior secured loan	S +	3.25%	11/2031	3,670	3,654	3,638
						57,331	57,137	17.8%
Household products
Samsonite International S.A.(5)	First lien senior secured loan	S +	1.75%	10/2032	2,474	$2,462	$2,481
						2,462	2,481	0.8%
Human resource support services
AQ Carver Buyer, Inc. (dba CoAdvantage)(6)	First lien senior secured loan	S +	5.50%	08/2029	7,427	$7,393	$7,047
Dawn Bidco, LLC (dba Dayforce)(5)	First lien senior secured loan	S +	3.00%	10/2032	11,095	11,068	11,055
iSolved, Inc.(5)	First lien senior secured loan	S +	2.75%	10/2030	6,950	6,950	6,961
UKG Inc. (dba Ultimate Software)(6)	First lien senior secured loan	S +	2.50%	02/2031	7,924	7,924	7,927
						33,335	32,990	10.3%
Infrastructure and environmental services
ASP Acuren Holdings, Inc.(5)	First lien senior secured loan	S +	2.75%	07/2031	2,473	$2,470	$2,483
Clean Harbors Inc(5)	First lien senior secured loan	S +	1.50%	09/2032	1,558	1,558	1,571
Geosyntec Consultants, Inc.(5)(8)	First lien senior secured loan	S +	3.00%	07/2031	5,920	5,920	5,950
GFL Environmental Services Inc.(6)	First lien senior secured loan	S +	2.50%	03/2032	6,031	6,024	6,049
Gulfside Supply, Inc. (dba Gulfeagle Supply)(6)	First lien senior secured loan	S +	3.00%	06/2031	4,094	4,090	4,030
						20,062	20,083	6.3%
Insurance
Acrisure, LLC(5)	First lien senior secured loan	S +	3.00%	11/2030	4,472	$4,492	$4,463
Acrisure, LLC(5)	First lien senior secured loan	S +	3.25%	06/2032	1,443	1,439	1,442
Alera Group, Inc.(5)	First lien senior secured loan	S +	3.25%	05/2032	3,836	3,818	3,853
Alliant Holdings Intermediate LLC(5)	First lien senior secured loan	S +	2.50%	09/2031	3,393	3,393	3,400
AmWINS Group, Inc.(5)	First lien senior secured loan	S +	2.25%	01/2032	7,627	7,621	7,646
Ardonagh Midco 3 PLC(6)	First lien senior secured loan	S +	2.75%	02/2031	5,742	5,742	5,724
Baldwin Insurance Group Holdings LLC (dba The Baldwin Group)(6)	First lien senior secured loan	S +	2.50%	05/2031	3,143	3,127	3,132
Broadstreet Partners, Inc.(5)	First lien senior secured loan	S +	2.75%	06/2031	2,946	2,947	2,955
CFC USA 2025 LLC (dba CFC Insurance)(6)	First lien senior secured loan	S +	3.75%	07/2032	2,821	2,793	2,740
Hub International(6)	First lien senior secured loan	S +	2.25%	06/2030	4,697	4,697	4,719
Hyperion Refinance S.à r.l (dba Howden Group)(5)	First lien senior secured loan	S +	2.75%	04/2030	4,891	4,890	4,900
Hyperion Refinance S.à r.l (dba Howden Group)(5)	First lien senior secured loan	S +	2.75%	02/2031	7,434	7,433	7,445
IMA Financial Group, Inc.(5)	First lien senior secured loan	S +	3.00%	11/2028	5,181	5,173	5,190
Mitchell International, Inc.(5)	First lien senior secured loan	S +	3.25%	06/2031	3,440	3,431	3,449
Ryan Specialty Group LLC(5)	First lien senior secured loan	S +	2.00%	09/2031	1,824	1,821	1,825
Summit Acquisition Inc. (dba K2 Insurance Services)(5)(8)	First lien senior secured loan	S +	3.50%	10/2031	1,977	1,977	1,987

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of December 31, 2025
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	% of Members’ Equity (9)
The Liberty Company Insurance Brokers, LLC(6)(8)	First lien senior secured loan	S +	3.75%	10/2032	2,288	2,276	2,293
Trucordia Insurance Holdings, LLC(5)(8)	First lien senior secured loan	S +	3.25%	06/2032	16,459	16,419	16,335
Truist Insurance Holdings, LLC(6)	First lien senior secured loan	S +	2.75%	05/2031	4,153	4,151	4,155
USI, Inc.(6)	First lien senior secured loan	S +	2.25%	09/2030	2,970	2,970	2,974
						90,610	90,627	28.3%
Internet software and services
Avalara, Inc.(6)	First lien senior secured loan	S +	2.75%	03/2032	5,349	$5,349	$5,368
Barracuda Parent, LLC(6)	First lien senior secured loan	S +	4.50%	08/2029	5,441	5,302	4,392
Cloud Software Group, Inc.(6)	First lien senior secured loan	S +	3.25%	03/2031	9,430	9,430	9,437
Cloud Software Group, Inc.(6)	First lien senior secured loan	S +	3.25%	08/2032	2,290	2,290	2,292
Clover Holdings 2, LLC (dba Cohesity)(5)	First lien senior secured loan	S +	3.96%	12/2031	5,473	5,425	5,468
Dayforce Inc(6)(8)	First lien senior secured loan	S +	2.00%	03/2031	4,121	4,121	4,106
Delta TopCo, Inc. (dba Infoblox, Inc.)(5)	First lien senior secured loan	S +	2.75%	11/2029	12,824	12,765	12,749
Epicor(5)	First lien senior secured loan	S +	2.50%	05/2031	1,298	1,298	1,301
Gen Digital Inc(5)	First lien senior secured loan	S +	1.75%	04/2032	3,411	3,395	3,413
Genesys Cloud Services, Inc.(5)	First lien senior secured loan	S +	2.50%	01/2032	6,465	6,452	6,444
Javelin Buyer, Inc. (dba JAGGAER)(6)	First lien senior secured loan	S +	2.75%	12/2031	5,436	5,436	5,448
KnowBe4, Inc.(6)	First lien senior secured loan	S +	3.75%	07/2032	7,361	7,362	7,357
McAfee Corp.(5)	First lien senior secured loan	S +	3.00%	03/2029	7,331	7,332	6,743
Mitnick Corporate Purchaser, Inc.(6)	First lien senior secured loan	S +	4.75%	05/2029	2,980	2,838	1,904
Project Alpha Intermediate Holding, Inc. (dba Qlik)(6)	First lien senior secured loan	S +	3.25%	10/2030	11,287	11,289	11,263
Project Sky Merger Sub, Inc.(5)	First lien senior secured loan	S +	3.75%	10/2028	2,014	2,012	1,918
Proofpoint, Inc.(6)	First lien senior secured loan	S +	3.00%	08/2028	8,044	8,010	8,078
Quartz Acquireco, LLC (dba Qualtrics)(6)(8)	First lien senior secured loan	S +	2.25%	06/2030	7,382	7,384	7,364
Sedgwick Claims Management Services, Inc.(5)	First lien senior secured loan	S +	2.50%	07/2031	5,910	5,909	5,927
SONICWALL US Holdings, Inc.(6)	First lien senior secured loan	S +	5.00%	05/2028	10,320	10,138	6,592
Sophos Holdings, LLC(5)	First lien senior secured loan	S +	3.50%	03/2027	5,853	5,852	5,852
SS&C(5)	First lien senior secured loan	S +	2.00%	05/2031	5,490	5,488	5,520
Starlight Parent, LLC (dba SolarWinds)(6)	First lien senior secured loan	S +	4.00%	04/2032	7,670	7,457	7,651
Storable, Inc.(5)	First lien senior secured loan	S +	3.25%	04/2031	1,990	2,002	1,998
UST Holdings, Ltd.(5)(8)	First lien senior secured loan	S +	3.00%	11/2028	4,711	4,713	4,723
VERDE PURCHASER LLC (dba Veritiv Corp)(6)	First lien senior secured loan	S +	4.00%	11/2030	7,838	7,818	7,830
Vertiv Group Corp.(5)	First lien senior secured loan	S +	1.75%	08/2032	2,282	2,282	2,292
VIAVI SOLUTIONS INC(6)(8)	First lien senior secured loan	S +	2.50%	10/2032	4,935	4,930	4,960
VIRTUSA CORPORATION(5)	First lien senior secured loan	S +	3.25%	02/2029	3,735	3,738	3,740
VS Buyer LLC (dba Veeam Software)(6)	First lien senior secured loan	S +	2.25%	04/2031	8,957	8,932	8,980
						176,749	171,110	53.4%
Investment funds and vehicles
Chicago US MidCo III, LP(5)(8)	First lien senior secured loan	S +	2.50%	11/2032	7,751	$7,732	$7,770

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of December 31, 2025
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	% of Members’ Equity (9)
Finco I, LLC(5)	First lien senior secured loan	S +	1.75%	06/2029	1,971	1,971	1,972
Grosvenor(5)	First lien senior secured loan	S +	2.25%	02/2030	2,578	2,578	2,587
						12,281	12,329	3.8%
Leisure and entertainment
Cedar Fair, L.P. (dba Six Flags Entertainment Corp)(5)	First lien senior secured loan	S +	2.00%	05/2031	4,038	$4,018	$3,985
Delta 2 (Lux) SARL (dba Formula One)(6)	First lien senior secured loan	S +	1.75%	09/2031	4,267	4,269	4,277
GBT US III LLC (dba Global Business Travel Group, Inc.)(6)	First lien senior secured loan	S +	2.50%	07/2031	6,468	6,463	6,485
Live Nation Entertainment, Inc.(5)	First lien senior secured loan	S +	2.00%	10/2032	5,925	5,896	5,925
						20,646	20,672	6.5%
Manufacturing
ALLIANCE LAUNDRY SYSTEMS LLC(6)	First lien senior secured loan	S +	2.25%	08/2031	5,430	$5,430	$5,451
Altar Bidco, Inc.(5)	First lien senior secured loan	S +	3.10%	02/2029	5,551	5,428	5,485
Chariot Buyer LLC (dba Chamberlain Group)(5)	First lien senior secured loan	S +	2.75%	09/2032	3,017	3,015	3,022
Columbus McKinnon Corp.(6)(8)	First lien senior secured loan	S +	2.50%	05/2028	397	397	397
DXP Enterprises, Inc.(5)	First lien senior secured loan	S +	3.25%	10/2030	13,098	13,098	13,194
EMRLD Borrower LP (dba Emerson)(6)	First lien senior secured loan	S +	2.25%	05/2030	8,602	8,602	8,619
Engineered Machinery Holdings, Inc. (dba Duravant)(6)	First lien senior secured loan	S +	3.25%	11/2032	11,939	11,924	12,005
Filtration Group Corporation(5)	First lien senior secured loan	S +	2.75%	10/2028	6,651	6,651	6,682
Gates Global LLC(5)	First lien senior secured loan	S +	1.75%	11/2029	1,595	1,595	1,598
Gloves Buyer, Inc. (dba Protective Industrial Products)(5)	First lien senior secured loan	S +	4.00%	05/2032	10,243	10,194	10,177
Legence Holdings LLC(5)	First lien senior secured loan	S +	2.25%	12/2031	4,499	4,502	4,525
MADISON IAQ LLC(7)	First lien senior secured loan	S +	2.50%	06/2028	975	975	979
MADISON IAQ LLC(6)	First lien senior secured loan	S +	2.75%	11/2032	11,347	11,346	11,409
Pro Mach Group, Inc.(5)	First lien senior secured loan	S +	2.75%	10/2032	10,295	10,269	10,356
Spectris(6)	First lien senior secured loan	S +	2.75%	09/2032	6,840	6,823	6,866
STS Operating, Inc.(5)	First lien senior secured loan	S +	4.00%	03/2031	10,389	10,352	10,376
Watlow Electric Manufacturing Company(6)	First lien senior secured loan	S +	3.00%	03/2028	11,069	11,074	11,128
						121,675	122,269	38.2%
Pharmaceuticals
Amneal Pharmaceuticals LLC(5)	First lien senior secured loan	S +	3.50%	08/2032	7,094	$7,077	$7,147
Elanco Animal Health Incorporated(5)	First lien senior secured loan	S +	1.75%	10/2032	3,356	3,332	3,360
Fortrea Holdings Inc.(5)(8)	First lien senior secured loan	S +	3.75%	07/2030	5,155	5,166	4,961
Opal US LLC(6)	First lien senior secured loan	S +	3.00%	04/2032	5,810	5,803	5,841
						21,378	21,309	6.7%
Professional services
AlixPartners, LLP(5)	First lien senior secured loan	S +	2.00%	08/2032	2,645	$2,638	$2,647
AmSpec Parent, LLC(6)	First lien senior secured loan	S +	3.50%	12/2031	2,986	2,974	2,986
Apex Group Treasury LLC(6)	First lien senior secured loan	S +	3.50%	02/2032	5,593	5,427	5,248
API GROUP DE INC(5)	First lien senior secured loan	S +	1.75%	01/2029	2,166	2,166	2,174
Camelot U.S. Acquisition 1 Co.(5)	First lien senior secured loan	S +	2.75%	01/2031	3,442	3,437	3,392
Clearwater Analytics, LLC(7)	First lien senior secured loan	S +	2.00%	04/2032	4,237	4,237	4,229

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of December 31, 2025
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	% of Members’ Equity (9)
Corporation Service Company(5)	First lien senior secured loan	S +	2.00%	11/2029	5,337	5,337	5,333
Element Materials Technology(6)	First lien senior secured loan	S +	3.67%	06/2029	3,577	3,603	3,600
Element Solutions, Inc.(5)	First lien senior secured loan	S +	1.75%	12/2030	2,797	2,803	2,810
First Advantage Holdings LLC(5)	First lien senior secured loan	S +	2.75%	10/2031	5,661	5,660	5,595
Genuine Financial Holdings, LLC(5)	First lien senior secured loan	S +	3.25%	09/2030	3,689	3,689	3,094
Red Ventures, LLC(5)	First lien senior secured loan	S +	2.75%	03/2030	1,506	1,544	1,443
Skopima Merger Sub Inc.(5)	First lien senior secured loan	S +	3.75%	05/2028	4,993	4,993	4,541
Vistage International, Inc.(6)	First lien senior secured loan	S +	3.75%	07/2029	9,578	9,577	9,530
						58,085	56,622	17.7%
Telecommunications
Cable One, Inc.(5)	First lien senior secured loan	S +	2.00%	05/2028	3,428	$3,421	$3,229
Charter Communications Operating LLC(6)	First lien senior secured loan	S +	2.25%	12/2031	8,170	8,153	8,175
Cogeco Communications (USA) II L.P.(5)	First lien senior secured loan	S +	2.50%	09/2028	4,379	4,349	4,207
Eagle Broadband Investments, LLC (dba Mega Broadband Investments)(6)	First lien senior secured loan	S +	3.00%	11/2027	6,113	6,101	5,783
Virgin Media Bristol LLC(7)	First lien senior secured loan	S +	3.18%	03/2031	4,257	4,212	4,212
						26,236	25,606	8.0%
Transportation
AIT Worldwide Logistics Holdings, Inc.(6)	First lien senior secured loan	S +	4.00%	04/2030	11,310	$11,309	$11,362
Echo Global Logistics, Inc.(5)	First lien senior secured loan	S +	3.75%	11/2028	4,575	4,550	4,498
First Student Bidco Inc(6)	First lien senior secured loan	S +	2.50%	08/2030	2,202	2,199	2,208
Genesee & Wyoming Inc.(6)	First lien senior secured loan	S +	1.75%	04/2031	1,392	1,388	1,392
KKR Apple Bidco, LLC(5)	First lien senior secured loan	S +	2.50%	09/2031	8,234	8,215	8,275
NA Rail Hold Co. LLC(6)	First lien senior secured loan	S +	3.00%	03/2032	3,831	3,831	3,856
						31,492	31,591	9.9%

Total Misc.-debt commitments(10)					—	88	102	—%

Total Debt Investments						$1,650,246	$1,626,107	507.6%
Total Investments						$1,650,246	$1,626,107	507.6%

(1)Unless otherwise indicated, OCIC SLF’s investments are pledged as collateral supporting the amounts outstanding under OCIC SLF's Debt Facilities.
(2)The amortized cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method.
(3)Unless otherwise indicated, all investments are considered Level 2 investments.
(4)Unless otherwise indicated, loan contains a variable rate structure, which may be subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to Secured Overnight Financing Rate (“SOFR” or “S”) (which can include one-, three-, six- or twelve-month SOFR), at the borrower’s option, and which reset periodically based on the terms of the loan agreement.
(5)The interest rate on these loans is subject to 1 month SOFR, which as of December 31, 2025 was 3.69%.
(6)The interest rate on these loans is subject to 3 month SOFR, which as of December 31, 2025 was 3.65%.
(7)The interest rate on these loans is subject to 6 month SOFR, which as of December 31, 2025 was 3.57%.

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of December 31, 2025
(Amounts in thousands)
(8)Level 3 investment.
(9)Totals presented may differ than actuals due to rounding.
(10)Position or portion thereof is a partially unfunded loan commitment. See below for more information on the Company’s commitments.

Portfolio Company	Commitment Type	Commitment Expiration date	Funded Commitment	Unfunded
				Commitment	Fair Value
Chicago US MidCo III, LP	First lien senior secured delayed draw term loan	10/2027	$—	$1,151	$—
Citrin Cooperman Advisors LLC	First lien senior secured delayed draw term loan	12/2027	—	672	—
Cohnreznick Advisory LLC	First lien senior secured delayed draw term loan	3/2027	—	734	—
First Eagle Holdings, Inc.	First lien senior secured delayed draw term loan	6/2027	—	1,113	—
Kaman Corporation	First lien senior secured delayed draw term loan	1/2027	131	933	102
Pinnacle Buyer, LLC	First lien senior secured delayed draw term loan	3/2027	—	1,713	—
Pye-Barker Fire & Safety, LLC	First lien senior secured delayed draw term loan	12/2027	—	1,165	—
Raven Acquisition Holdings, LLC (dba R1 RCM)	First lien senior secured delayed draw term loan	10/2026	—	526	—
Savor Acquisition, Inc. (dba Sauer Brands)	First lien senior secured delayed draw term loan	2/2027	—	417	—
Signia Aerospace LLC	First lien senior secured delayed draw term loan	11/2026	—	213	—
Total Portfolio Company Commitments			$131	$8,637	$102

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)
Notes to the consolidated financial information

Organization and Principal Business
OCIC SLF LLC (“OCIC SLF” or the “Company”), a Delaware limited liability company, was initially formed on February 14, 2022 as a wholly owned subsidiary of Blue Owl Credit Income Corp. (“OCIC”).
On November 2, 2022, OCIC and State Teachers Retirement System of Ohio (“OSTRS” and together with OCIC, the “Members” and each, a “Member”) entered into an Amended and Restated Limited Liability Company Agreement to co-own OCIC SLF as a joint-venture. OCIC SLF’s principal purpose is to make investments, primarily in senior secured loans that are made to middle market companies, broadly syndicated loans and in senior and subordinated notes issued by collateralized loan obligations. OCIC and OSTRS have agreed to contribute $437.5 million and $62.5 million, respectively, to OCIC SLF. OCIC and OSTRS have an 87.5% and 12.5% economic ownership, respectively, in OCIC SLF. Except under certain circumstances, contributions to OCIC SLF cannot be redeemed. OCIC SLF is managed by a board consisting of an equal number of representatives appointed by each Member and which acts unanimously. Investment decisions must be approved unanimously by an investment committee consisting of an equal number of representatives appointed by each Member.
Investment Portfolio Detail
Investments at fair value and amortized cost consisted of the following as of the following periods:

	September 30, 2026		December 31, 2025
($ in thousands)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
First-lien senior secured debt investments	$1,666,242	$1,623,011	$1,650,246	$1,626,107
Common equity investments	$—	$—	$—	$—
Total Investments	$1,666,242	$1,623,011	$1,650,246	$1,626,107

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)
The industry composition of investments based on fair value as of the following periods:

	September 30, 2026	December 31, 2025
Advertising and media	1.8%	0.5%
Aerospace and defense	5.3	4.4
Automotive services	1.4	1.4
Buildings and real estate	4.1	3.7
Business services	7.0	8.3
Chemicals	3.9	3.5
Consumer products	1.0	1.3
Containers and packaging	4.7	5.2
Distribution	1.6	2.6
Education	0.5	1.1
Energy equipment and services	1.5	2.3
Financial services	8.3	8.9
Food and beverage	7.1	5.9
Healthcare equipment and services	4.4	3.4
Healthcare providers and services	7.1	6.8
Healthcare technology	3.9	3.5
Household products	0.2	0.2
Human resource support services	1.7	2.0
Industrial	0.2	—
Infrastructure and environmental services	2.7	1.2
Insurance	6.1	5.6
Internet software and services	8.4	10.5
Investment funds and vehicles	1.1	0.8
Leisure and entertainment	1.4	1.3
Manufacturing	6.1	7.5
Pharmaceuticals	1.8	1.3
Professional services	3.2	3.5
Specialty retail	0.3	—
Telecommunications	1.6	1.6
Transportation	1.6	1.9
Total	100.0%	100.0%

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

The geographic composition of investments based on fair value consisted of the below as of the following periods:

	September 30, 2026	December 31, 2025
United States:
Midwest	21.7%	25.6%
Northeast	21.6	18.6
South	27.4	27.0
West	15.4	14.4
International	13.9	14.5
Total (1)	100.0%	100.0%
(1) Totals presented may differ than actuals due to rounding.
Investments
The following table presents the fair value hierarchy of investments as of September 30, 2026:

	Fair Value Hierarchy as of September 30, 2026
($ in thousands)	Level 1	Level 2	Level 3	Total
First-lien senior secured debt investments	$—	$1,477,539	$145,472	$1,623,011
Common equity investments	—	—	—	—
Total Investments	$—	$1,477,539	$145,472	$1,623,011

The following table presents the fair value hierarchy of investments as of December 31, 2025:

	Fair Value Hierarchy as of December 31, 2025
($ in thousands)	Level 1	Level 2	Level 3	Total
First-lien senior secured debt investments	$—	$1,393,050	$233,057	$1,626,107
Total Investments	$—	$1,393,050	$233,057	$1,626,107

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)
Debt Activity

Wise CLO 2023-1

On September 21, 2023, the Company’s wholly-owned subsidiary, ORCIC JV WH LLC merged with the Company’s wholly-owned subsidiary, Wise CLO 2023-1 Ltd., a private company incorporated and existing under the laws of Jersey Channel Islands, with Wise CLO 2023-1 Ltd. as the surviving entity. The merger was undertaken in order for Wise CLO 2023-1 Ltd. to act as the issuer in a collateralized loan obligation transaction (the “Wise CLO 2023-1 Transaction”) using the financial assets previously acquired by it as the collateral underpinning the Wise CLO 2023-1 Transaction. On September 21, 2023, Wise CLO 2023-1 Ltd., as issuer, and Wise CLO 2023-1 LLC, a Delaware limited liability company and wholly-owned subsidiary of Wise CLO 2023-1 Ltd., as co-issuer, closed the Wise CLO 2023-1 Transaction and issued $195.0 million of Class A Notes, $46.3 million of Class B-1 Notes, $14.5 million of Class B-2 Notes, $29.3 million of Class C Notes, and $97.0 million of Subordinated Notes pursuant to an Indenture and Security Agreement dated September 21, 2023 among Wise CLO 2023-1 Ltd., as issuer, Wise CLO 2023-1 LLC, as co-issuer, and U.S. Bank Trust Company, National Association, as trustee. Additionally, Wise CLO 2023-1 Ltd. and Wise CLO 2023-1 LLC incurred $75.0 million in Class A Loans pursuant to a Credit Agreement dated September 21, 2023 among Wise CLO 2023-1 Ltd., as issuer, Wise CLO 2023-1 LLC, as co-issuer, the lenders party thereto and U.S. Bank Trust Company, National Association as loan agent and collateral trustee.

On September 25, 2025, Wise CLO 2023-1 Ltd., as issuer, and Wise CLO 2023-1 LLC, as co-issuer, closed a collateralized loan obligation reset transaction (the “Wise CLO 2023-1 Reset Transaction”) and issued $270.0 million of Class A-R Notes (the “Class A Notes”), $58.5 million of Class B-R Notes (the “Class B Notes”), $31.5 million of Class C-R Notes (the “Class C Notes”), and, in the case of the issuer only, $0.25 million of Class D-R Notes (the “Class D Notes”, together with the Class A Notes, the Class B Notes and the Class C Notes, the “Wise 2023-1 Reset Secured Notes”) pursuant to an Amended and Restated Indenture dated September 25, 2025 among Wise CLO 2023-1 Ltd., as issuer, Wise CLO 2023-1 LLC, as co-issuer, and U.S. Bank Trust Company, National Association, as trustee. The proceeds from the issuance of the Wise 2023-1 Reset Secured Notes were used to redeem or prepay, as applicable, the Wise 2023-1 Transaction. The Wise 2023-1 Reset Secured Notes have a stated maturity of October 20, 2038. The Subordinated Notes from the Wise 2023-1 Transaction were not redeemed and remain outstanding. The stated maturity of such Subordinated Notes was extended to October 20, 2038 in connection with the Wise 2023-1 Reset Transaction.

Wise CLO 2023-2
On October 30, 2023, the Company’s wholly-owned subsidiary, ORCIC JV WH II LLC migrated as a company incorporated in the State of Delaware to a private company incorporated and existing under the laws of Jersey Channel Islands. As part of the migration, ORCIC JV WH II LLC was renamed to Wise CLO 2023-2 Ltd. The migration and renaming was undertaken in order for ORCIC JV WH II LLC (now Wise CLO 2023-2 Ltd.) to act as the issuer in a collateralized loan obligation transaction (the “Wise CLO 2023-2 Transaction”) using the financial assets previously acquired by it as the collateral underpinning the Wise CLO 2023-2 Transaction. On December 13, 2023, Wise CLO 2023-2 Ltd., as issuer, and Wise CLO 2023-2 LLC, a Delaware limited liability company and wholly-owned subsidiary of Wise CLO 2023-2 Ltd., as co-issuer, closed the Wise CLO 2023-2 Transaction and issued $240.0 million of Class A Notes, $41.0 million of Class B-1 Notes, $15.0 million of Class B-2 Notes, $24.0 million of Class C Notes, and $84.5 million of Subordinated Notes pursuant to an Indenture dated December 13, 2023 among Wise CLO 2023-2 Ltd., as issuer, Wise CLO 2023-2 LLC, as co-issuer, and U.S. Bank Trust Company, National Association, as trustee. The notes issued as part of the Wise CLO 2023-2 Transaction have a stated maturity of January 15, 2037.

On February 25, 2026, Wise CLO 2023-2 Ltd., as issuer, and Wise CLO 2023-2 LLC, as co-issuer, closed a collateralized loan obligation reset transaction (the “Wise CLO 2023-2 Reset Transaction”) and issued $240.0 million of Class A-1-R Notes (the “Class A-1 Notes”), $16.0 million of Class A-2-R Notes (the “Class A-2 Notes”), $40.0 million of Class B-R Notes (the “Class B Notes”), $24.0 million of Class C-R Notes (the “Class C Notes”) and, in the case of the issuer only, $0.25 million of Class D-R Notes (the “Class D Notes”, together with the Class A-1 Notes, the Class A-2 Notes, the Class B Notes and the Class C Notes, the “Wise 2023-2 Reset Secured Notes”) pursuant to an Amended and Restated Indenture dated February 25, 2026, among Wise CLO 2023-2 Ltd., as issuer, Wise CLO 2023-2 LLC, as co-issuer, and U.S. Bank Trust Company, National Association, as trustee. The proceeds in connection with the issuance of the Wise 2023-2 Reset Secured Notes were used to redeem or prepay, as applicable, the Wise CLO 2023-2 Transaction. The Wise 2023-2 Reset Secured Notes have a stated maturity of

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)
April 15, 2039. The Subordinated Notes from the Wise CLO 2023-2 Transaction were not redeemed and remain outstanding. The stated maturity of such Subordinated Notes was extended to April 15, 2039 in connection with the Wise 2023-2 Reset Transaction.

Wise CLO 2024-1

On July 27, 2023, the Company’s wholly-owned subsidiary, Wise CLO 2024-1 Ltd was incorporated as a company under the laws of the Cayman Islands. On March 7, 2024, Wise CLO 2024-1 Ltd., as issuer, and Wise CLO 2024-1 LLC, a Delaware limited liability company and wholly-owned subsidiary of Wise CLO 2024-1 Ltd., as co-issuer, closed a collateralized loan obligation transaction (“the Wise CLO 2024-1 Transaction”) using the financial assets previously acquired by Wise CLO 2024-1 Ltd. as collateral to underpin the transaction and issued $240.0 million of Class A Notes, $55.0 million of Class B-1 Notes, $5.0 million of Class B-2 Notes, $20.0 million of Class C Notes, and $88.7 million of Subordinated Notes pursuant to an Indenture dated March 7, 2024 among Wise CLO 2024-1 Ltd., as issuer, Wise CLO 2024-1 LLC, as co-issuer, and U.S. Bank Trust Company, National Association, as trustee. The notes issued as part of the Wise CLO 2024-1 Transaction have a stated maturity of April 15, 2037.

On May 18, 2026, Wise CLO 2024-1 Ltd., as issuer, and Wise CLO 2024-1 LLC, as co-issuer, closed a collateralized loan obligation refinancing transaction (the “Wise CLO 2024-1 Refinancing Transaction”). In connection with the Wise CLO 2024-1 Refinancing Transaction, the issuer and co-issuer issued $240.0 million of Class A-R Notes (the “Class A Notes”), $47.5 million of Class B-1-R Notes (the “Class B-1 Notes”), $12.5 million of Class B-2-R Notes (the “Class B-2 Notes”), and $20.0 million of Class C-R Notes (the “Class C Notes” and together with the Class A Notes, Class B-1 Notes, and Class B-2 Notes, the “Wise 2024-1 Refinancing Secured Notes”) pursuant to an Amended and Refinancing Indenture dated May 18, 2026, among Wise CLO 2024-1 Ltd., as issuer, Wise CLO 2024-1 LLC, as co-issuer, and U.S. Bank Trust Company, National Association, as trustee. The proceeds in connection with the issuance of the Wise CLO 2024-1 Refinancing Secured Notes were used to redeem or prepay, as applicable, the Wise CLO 2024-1 Transaction. The Wise CLO 2024-1 Refinancing Secured Notes have a stated maturity of April 15, 2037. The Subordinated Notes from the Wise CLO 2024-1 Transaction were not redeemed and remain outstanding. The stated maturity of such Subordinated Notes remains April 15, 2037 in connection with the Wise CLO 2024-1 Refinancing Transaction.
Wise CLO 2024-2

On October 26, 2022, the Company’s wholly-owned subsidiary, ORCIC JV WH III LLC was incorporated as a limited liability company under the laws of Delaware. On July 11, 2024, ORCIC JV WH III LLC merged with Wise CLO 2024-2 Ltd. On July 11, 2024, Wise CLO 2024-2 Ltd., as issuer, and Wise CLO 2024-2 LLC, a Delaware limited liability company and wholly-owned subsidiary of Wise CLO 2024-2 Ltd., as co-issuer, closed a collateralized loan obligation transaction (“the Wise CLO 2024-2 Transaction”) using financial assets previously acquired by Wise CLO 2024-2 Ltd as collateral to underpin the transaction and issued $240.0 million of Class A Notes, $52.0 million of Class B Notes, $28.0 million of Class C Notes, and $90 million of Subordinated Notes pursuant to an Indenture dated July 11, 2024 among Wise CLO 2024-2 Ltd., as issuer, Wise CLO 2024-2 LLC, as co-issuer, and U.S. Bank Trust Company, National Association, as trustee. The notes issued as part of the Wise CLO 2024-2 Transaction have a stated maturity of July 15, 2037.

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)
Debt obligations consisted of the following as of September 30, 2026:

	September 30, 2026
($ in thousands)	Aggregate Principal Committed	Outstanding Principal	Amount Available(1)	Unamortized Debt Issuance Costs	Net Carrying Value
Wise CLO 2023-1	$360,000	$360,000	$—	$1,748	$358,252
Wise CLO 2023-2	320,000	320,000	—	1,534	318,466
Wise CLO 2024-1	320,000	320,000	—	1,454	318,546
Wise CLO 2024-2	320,000	320,000	—	1,672	318,328
Total Debt	$1,320,000	$1,320,000	$—	$6,408	$1,313,592
(1) The amount available reflects any limitations related to each credit facility’s borrowing base.

Debt obligations consisted of the following as of December 31, 2025:

	December 31, 2025
($ in thousands)	Aggregate Principal Committed	Outstanding Principal	Amount Available(1)	Unamortized Debt Issuance Costs	Net Carrying Value
Wise CLO 2023-1	$360,000	$360,000	$—	$2,074	$357,926
Wise CLO 2023-2	320,000	320,000	—	2,153	317,847
Wise CLO 2024-1	320,000	320,000	—	1,876	318,124
Wise CLO 2024-2	320,000	320,000	—	1,790	318,210
Total Debt	$1,320,000	$1,320,000	$—	$7,893	$1,312,107
(1) The amount available reflects any limitations related to each credit facility’s borrowing base.

The table below presents the components of interest expense for the following periods:

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
($ in thousands)	2026	2025	2026	2025
Interest expense	$17,328	$21,207	$52,199	$63,143
Amortization of debt issuance costs	397	1,694	4,911	2,048
Total Interest Expense	$17,725	$22,901	$57,110	$65,190
Average interest rate	5.3%	6.4%	5.2%	6.4%
Average daily borrowings	$1,320,000	$1,320,016	$1,320,000	$1,320,005